LEONARD'S METAL, INC.

                    PROFIT SHARING AND SAVINGS PLAN AND TRUST

                             As Amended and Restated

                              LEONARD'S METAL, INC.
                    PROFIT SHARING AND SAVINGS PLAN AND TRUST


 ARTICLE                      SUBJECT MATTER                             PAGE

    I        INTRODUCTION .............................................     1

   II        DEFINITIONS ..............................................     2

  III        ELIGIBILITY AND PARTICIPATION ............................    11
                3.1      General Rule .................................    11
                3.2      Reemployed Former Employee ...................    11
                3.3      Change in Status .............................    11
                3.4      Procedure for and Effect of Admission ........    11

   IV        CONTRIBUTIONS.............................................    12
                4.1      Profit Sharing Contributions..................    12
                4.2      No Mandatory Participant Contributions........    12
                4.3      Cash or Deferred Contributions................    12
                4.4      Limitation on Amount of Cash
                            or Deferred Contributions .................    13
                4.5      Distribution of Excess Elective
                            Deferrals..................................    13
                4.6      Matching Contributions........................    14
                4.7      Definitions for Special Discrimination
                           Testing ....................................    14
                4.8      Reduction of Cash or Deferred
                           Contributions...............................    16
                4.9      Distribution of Excess Contributions..........    16
                4.10     Allocation of Contribution and
                           Forfeitures Among Employers.................    17
                4.11     Rollover Contributions........................    17
                4.12     Exclusive Benefit; Refund of
                           Contributions...............................    17
                4.13     Make-Up Allocations...........................    19
                4.14     Restoration Contributions.....................    19

    V        LIMITATION ON ALLOCATION OF CONTRIBUTIONS.................    20
                5.1      General Rule..................................    20
                5.2      Reduction of Benefits.........................    20

   VI        ACCOUNTING AND INVESTMENT OF ASSETS.......................    21
                6.1      Individual Accounts...........................    21
                6.2      Value of Fund.................................    21
                6.3      Accounting Procedure..........................    21
                6.4      Charges to Accounts...........................    22
                6.5      Allocation of Profit Sharing
                           Contributions and Forfeitures...............    22
                6.6      Allocation of Cash or Deferred
                           Contributions...............................    22
                6.7      Allocation of Matching Contributions..........    22
                6.8      Allocation of Rollover Contributions..........    22
                6.9      Investment of Assets in a Contract............    22

  VII        SELF-DIRECTED INVESTMENTS.................................    23
                7.1      Self-Directed Accounts........................    23
                7.2      Permissible Investment........................    23
                7.3      Investment Directions.........................    23
                7.4      Prohibited Transactions.......................    24
                7.5      Charges to Accounts...........................    24
                7.6      Transfers Between Funds.......................    24
                7.7      Direction of Investment After
                            Termination of Employment..................    24
                7.8      Investment in Employer Securities.............    24

 VIII        VESTING     ..............................................    25
                8.1      General Rules.................................    25
                8.2      Amendment to Vesting Schedule.................    25
                8.3      Accreditation of Years of Service.............    26
                8.4      Forfeiture Restoration........................    26

   IX        LOANS
                9.1      Availability of Loans.........................    27
                9.2      Amount of Loan................................    27
                9.3      Length and Amortization of Loan...............    27
                9.4      Frequency of Loans............................    27
                9.5      Repayment.....................................    28
                9.6      Note, Interest Rate and Security..............    28
                9.7      Spousal Consent...............................    28
                9.8      Administrative Expenses.......................    29
                9.9      No Prohibited Transactions....................    29
                9.10     Default on Loan...............................    29
                9.11     No Loans to Shareholder-Employee
                            or Owner-Employee..........................    29

    X        PAYMENT OF BENEFITS
             (OTHER THAN DEATH BENEFITS)...............................    30
                10.1     Payment of Benefits - Fully Vested
                           Participant.................................    30
                10.2     Payment of Benefits - Partially Vested
                           Participant.................................    30
                10.3     Time of Payment...............................    30
                10.4     Latest Time of Payment........................    31
                10.5     Normal Form of Payment........................    33
                10.6     Accounts of Former Employees..................    33
                10.7     Postdistribution Credits......................    33
                10.8     Hardship Distributions........................    33
                10.9     Direct Transfer of Eligible
                            Rollover Distributions.....................    35

   XI        DEATH BENEFITS............................................    36
                11.1     Death Benefits................................    36
                11.2     Beneficiary Designation.......................    36
                11.3     Failure to Designate a Beneficiary............    36
                11.4     Renunciation of Death Benefit.................    36
                11.5     Payment of Benefit............................    37
                11.6     Time of Payment...............................    37
                11.7     Latest Time for Payment.......................    37

  XII        CLAIMS AND REVIEW PROCEDURE...............................    39
                12.1     Claims for Benefits...........................    39
                12.2     Written Denials of Claims.....................    39
                12.3     Appeal of Denial..............................    39

 XIII        ALLOCATION OF AUTHORITY AND DUTIES AMONG
             NAMED FIDUCIARIES.........................................    41
                13.1     Authority and Duties of the Company...........    41
                13.2     Authority and Duties of the Plan
                           Administrator...............................    41
                13.3     Authority and Duties of the Trustee...........    41
                13.4     Authority and Duties of an Investment Manager.    41
                13.5     Limitation on Obligations of Named Fiduciaries    41
                13.6     General Fiduciary Standard of Conduct..........   42
                13.7     Service in Multiple Capacities.................   42
                13.8     Compensation of Named Fiduciaries..............   42
                13.9     Expenses of Administration.....................   42

  XIV        THE PLAN ADMINISTRATOR.....................................   43
                14.1     Appointment and Tenure ........................   43
                14.2     Meetings; Majority Rule........................   43
                14.3     Delegation.....................................   43
                14.4     Authority and Duty of the Plan
                           Administrator................................   43
                14.5     Construction of the Plan.......................   44
                14.6     Engagement of Assistants and Advisors..........   44
                14.7     Indemnification of the Plan
                            Administrator...............................   45

   XV        PROVISIONS RELATING TO THE TRUSTEE.........................   46
                15.1     Control of Trust Assets........................   46
                15.2     Accounting.....................................   47
                15.3     Income and Expenses............................   47
                15.4     Indemnification of the Trustee.................   47
                15.5     Advice of Employer or Counsel..................   47
                15.6     Distributions from the Plan....................   47
                15.7     Appointment of Trustees........................   48
                15.8     Resignation; Removal; Successors...............   48
                15.9     Powers of Trustee..............................   48
                15.10    Investment Manager.............................   49
                15.11    Powers of Corporate Trustee....................   50
                15.12    Bond...........................................   51

  XVI        AMENDMENT, TERMINATION, MERGERS AND CONSOLIDATION
             OF THE PLAN ...............................................   51
          16.1     Amendment............................................   52
                16.2     Termination....................................   52
                16.3     Mergers and Consolidations of Plans............   52

 XVII        MISCELLANEOUS PROVISIONS...................................   53
                17.1     Anti-Assignation...............................   53
                17.2     No Contract of Employment......................   53
                17.3     Actions by a Corporation.......................   53
                17.4     Severability of Provisions.....................   53
                17.5     Heirs, Assigns and Personal
                           Representatives..............................   54
                17.6     Headings and Captions..........................   54
                17.7     Gender and Number..............................   54
                17.8     Rules of Construction..........................   54
                17.9     Title to Assets................................   54
                17.10    Payments to Legal Incompetents.................   54
                17.11    Address for Notification.......................   54
                17.12    Reliance on Data...............................   54
                17.13    Lost Payees....................................   55
                17.14    Adoption of Plan by an Affiliate...............   55

XVIII        TOP HEAVY PROVISIONS.......................................   56
                18.1     Applicability..................................   56
                18.2     Definitions....................................   56
                18.3     Contributions..................................   59
                18.4     Adjustments to Section 415 Limits..............   60
                18.5     Vesting........................................   60
                18.6     Subsequent Amendment of Provisions.............   60

                              LEONARD'S METAL, INC.
                    PROFIT SHARING AND SAVINGS PLAN AND TRUST

                                    ARTICLE I

                                  INTRODUCTION

         Leonard's Metal, Inc. (formerly known as Leonard's Metal Forming Company, Inc.) adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees. This instrument amends and restates the Plan effective as of January 1, 1989, unless otherwise specifically provided in the instrument. The provisions of the Plan as amended and incorporated herein shall govern the rights and benefits, if any, of each Employee (as that term and all other defined terms in this Introduction are defined in Article II hereof) who retires or otherwise incurs a Termination of Employment on or after January 1, 1989, except as otherwise specifically provided in the Plan.

         The Plan, as amended effective as of January 1, 1989, and from time to time thereafter, shall continue in force the Plan in effect prior to such amendment and all benefits payable to or funded for a Participant under the Plan shall be included in and shall be a part of the benefits provided by the Plan. The rights and benefits, if any, of any Employee who incurred a Termination of Employment prior to the effective date of any particular amendment shall be determined pursuant to the provisions of the Plan as in effect on the date of Termination of Employment, except as otherwise specifically provided in the Plan.

         The Plan set forth herein is intended to provide a means whereby the Company, through sharing its profits with its qualified Employees on a deferred basis, may encourage them to establish a regular method of savings and to create a fund available for their use at retirement or in the event of disability. It is intended that the Plan shall qualify as a profit sharing plan and as a cash or deferred plan under section 401 of the Internal Revenue Code.

                                   ARTICLE II

                                   DEFINITIONS

         2.1 Account - shall mean the entire interest of a Participant in the Trust Fund as of the date of reference. A Participant's Account shall consist of any or all of the following subaccounts: Employer Contribution Account, Cash or Deferred Contribution Account, Matching Contribution Account and Rollover Account.

         2.2 Active Participant - shall mean a Participant who: (A) completed 1,000 Hours of Service during the Plan Year and who was a Covered Employee on the last day of the Plan Year; (B) retired, suffered a Total Disability or died during a Plan Year; or (C) remained in the employ of the Employer through the end of the Plan Year, but changed from an eligible to an ineligible classification during the Plan Year, provided, however, that such Participant shall be deemed to be an Active Participant only with respect to his Covered Compensation while in an eligible status.

         2.3 Affiliate - shall mean any corporation or other business entity that from time to time is, along with the Company, a member of a controlled group of businesses, as defined in sections 414(b) and 414(c) of the Code, or a member of an affiliated service group, as defined in section 414(m) of the Code and any other entity required to be aggregated with the Company pursuant to section 414(o) of the Code and the regulations thereunder. A business entity is an Affiliate only while a member of such group.

         2.4 Age - shall mean the chronological age attained by the Employee at his most recent birthday or as of such other date of reference as is set forth in the Plan.

         2.5  Anniversary Date - shall mean the last day in each Plan Year.

         2.6 Beneficiary - shall mean the person or persons (natural or otherwise) designated as such by a Participant in accordance with the provisions of the Plan.

         2.7 Break in Service - shall mean any Plan Year during which the Employee has not completed more than 500 Hours of Service. Any Break in Service shall be deemed to have commenced on the first day of the period in which it occurs. A Break in Service shall not be deemed to have occurred merely because an Employee fails to complete more than 500 Hours of Service during a Plan Year solely because of his or her retirement or death during such Plan Year.

         2.8 Cash or Deferred Contributions - shall mean all contributions made to this Plan pursuant to a Participant's election in accordance with Section 4.3 hereof.

         2.9 Cash or Deferred Contribution Account - shall mean so much of a Participant's Account which reflects the Participant's Cash or Deferred Contributions and the income, loss, appreciation and depreciation attributable thereto.

         2.10 Code - shall mean the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         2.11  Company - shall mean Leonard's Metal, Inc.

         2.12 Compensation - shall mean the total amount paid by an Employer to an Employee during the Plan Year as regular or base salary or wages which is required to be reported as wages subject to federal income tax withholding on the Employee's Form W-2. Notwithstanding the above, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the Employee's gross income under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code. "Compensation" shall not include contributions to, or distributions from, this or any other profit sharing, pension, insurance, health, welfare or similar plan. For Plan Years ending on or before December 31, 1993, the Compensation of each Participant taken into account for any Plan Year shall not exceed $200,000, as such amount is adjusted by the Secretary of the Treasury at the same time and in the same manner as under section 415(d) of the Code. For Plan Years beginning on or after January 1, 1994, the Compensation of each Participant taken into account for any Plan Year shall not exceed $150,000, as such amount is adjusted by the Secretary of the Treasury in the manner provided under Section 401(a)(17)(B) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of a Participant and any lineal descendants of the Participant who have not attained 19 years of age before the close of the Plan Year.

         2.13 Contract - shall mean any annuity, pension, income or insurance policy or contract providing benefits under the Plan.

         2.14  Controlled Group - shall mean the Company and each Affiliate.

         2.15 Covered Compensation - shall mean the Compensation paid to an individual while he is both a Covered Employee and a Participant.

         2.16 Covered Employee - shall mean an Employee who performs services for an Employer other than an Employee whose terms and conditions of employment are determined by collective bargaining with a third party and with respect to whom inclusion in the Plan has not been provided for in the collective bargaining agreement setting forth those terms and conditions of employment.

         2.17 Date of Hire - shall mean the first day upon which an Employee performing duties for a member of the Controlled Group for which the Employee is paid or entitled to be paid.

         2.18 Effective Date - shall mean, with respect to this amendment and restatement of the Plan, January 1, 1989. The Effective Date of the original profit sharing plan shall mean July 1, 1953.

         2.19 Eligible Rollover Distribution - shall mean with respect to any distribution from this Plan to a Participant, all or any portion of such Participant's Account (other than a distribution which would not be included in the gross income of the Participant if distributed directly to the Participant); provided, however, an Eligible Rollover Distribution shall not include:

             (A) any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made --

                  (1) over the life or life expectancy of the Participant or the
          joint  lives  or  life   expectancies   of  the  Participant  and  the
          Participant's Beneficiary, or

                  (2) for a period of ten years or more; or

             (B) any distribution to the extent that such distribution is required under section 401(a)(9) of the Code.

         2.20 Eligibility  Computation  Period - shall mean with respect to each
Employee:

             (A) the 12-month period commencing on his or her most recent date of employment commencement; and

             (B) each and every full Plan Year (including Plan Years falling partially within the period described in the preceding subparagraph (A)) during which an Employee is in the service of the Employer.

         2.21 Employee - shall mean any person employed by the Employer or any Affiliate. Any "Leased Employee" shall also be treated as an Employee.

         2.22 Employer - shall mean any business entity that adopts the Plan.

         2.23 Employer Contribution Account - shall mean so much of a Participant's Account that reflects the Participant's share of Profit Sharing Contributions and forfeitures and the income, loss, appreciation and depreciation attributable thereto.

         2.24 Entry Date - shall mean each January 1 and July 1 during which this Plan remains in effect.

         2.25 ERISA - shall mean the Employee Retirement Income Security Act of 1974, as amended. Reference to a section of ERISA shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         2.26 General Trust Fund - shall mean all assets held by the Trustee in accordance with this Plan which have not been transferred to segregated self-directed accounts in accordance with Article VII hereof.

         2.27 Highly Compensated Employee - shall mean for any Plan Year any Employee who, during the Plan Year or the preceding Plan Year:

             (A) Was at any time a five percent (5%) owner of the Employer;

             (B) Received Compensation from the Employer in excess of $75,000;

             (C) Received Compensation from the Employer in excess of $50,000 and was among the twenty percent (20%) of Employees paid the greatest Compensation for such year; or

             (D) Was at any time an officer of the Employer and received Compensation during such year from the Employer greater than fifty percent (50%) of the dollar limit in effect under section 415(b)(1)(A) of the Code for such year;

as defined in accordance with section 414(q) of the Code; provided that, an Employee described in subsections (B), (C) or (D) for the Plan Year, but not the preceding Plan Year, shall be a Highly Compensated Employee only if the Employee is among the 100 Employees paid the greatest Compensation during the Plan Year. The dollar amounts in subsections (B) and (C) shall be adjusted in accordance with section 415(d) of the Code.

         If no officer has satisfied the compensation  requirement of subsection
(D) during either the current Plan Year or the prior Plan Year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he incurred a Termination of Employment or he was a Highly Compensated Employee after attaining 55 years of age.

         If an Employee is, during the Plan Year or preceding Plan Year, a family member of a five percent (5%) owner who is an active or former Employee or a family member of a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the five percent (5%) owner or top ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent (5%) owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and five percent (5%) owner or top ten Highly Compensated Employee. For purposes of this Section, family member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee and the Spouses of such lineal ascendants and descendants.

         2.28 Hour of Service - shall mean each hour for which:

             (A)  An  Employee  is  paid,  or  entitled  to  payment,   for  the
     performance of duties for a member of the Controlled Group, directly or indirectly, which shall be credited to the computation period in which the duties are performed;

             (B) An Employee is paid, or entitled to payment of, compensation by a member of the Controlled Group, directly or indirectly, on account of a period of time during which no duties are performed, (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence which is calculated on the basis of units of time (such as a week's pay for vacation), which shall be credited to the computation period of periods in which such inactive period occurs, beginning with the first unit of time to which the payment relates;

             (C) An Employee is paid, or entitled to payment of, compensation by a member of the Controlled Group, directly or indirectly, on account of a period of time during which no duties are performed, (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) layoff, jury duty, military duty or leave of absence which is not calculated on the basis of units of time (such as lump sum payment for disability through a disability insurance plan to which the Employer pays premiums), which shall be credited to the computation period or periods in which such inactive period occurs, provided that Hours of Service attributable to any one such payment shall not be allocated between more than two computation periods; and

             (D) Back pay, irrespective of mitigation of damages, is either awarded or agreed to by a member of the Controlled Group, which shall be credited to the computation period or periods to which the award or agreement for back pay pertains.

         In the case of payment of compensation on account of a period of time during which no duties are performed that is not calculated on the basis of units of time, as described in subsection (C) above, the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation. The hourly rate of compensation for an hourly Employee shall be the Employee's most recent hourly rate of compensation; the hourly rate of compensation for a salaried Employee shall be the Employee's most recent rate of compensation per pay period divided by the number of hours regularly scheduled for the performance of duties during such period; and the hourly rate of compensation for an Employee compensated on some other basis (such as commissions) shall be deemed to be the minimum wage.

         Solely to determine whether a Break in Service has occurred, an Employee who is absent from work:

             (A) By reason of the pregnancy of the Employee;

             (B) By reason of the birth of a child of the Employee;

             (C) By reason of the placement of a child with the Employee for adoption by the Employee; or

             (D) To care for such child beginning immediately after such birth or placement;

shall be credited with the Hours of Service which otherwise would normally have been credited to such Employee but for such actions or, when such Hours of Service cannot be determined, eight Hours of Service per day of absence. Such hours shall be credited in the Plan Year in which the absence begins, if the crediting is necessary to prevent a one year Break in Service in that year, or, in all other cases, in the immediately following Plan Year.

         In no event shall more than 501 Hours of Service be credited to an Employee on account of any single continuous period during which the Employee performs no duties.

         Nothing contained in this Section shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law. Nothing contained herein shall be construed as denying an Employee credit for an Hour of Service if credit is required by separate federal law.

         2.29 Leased Employee - shall mean any individual other than a common law employee, who pursuant to an agreement between any member of the Controlled Group and any other person, has performed services for such member, or for any person related to such member, as defined in section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of such member. An individual who becomes a Leased Employee shall be deemed to be an Employee for the purpose of eligibility to participate and vesting at the time the individual first begins performing services for such member. An individual shall not be considered a Leased Employee if: (A) Such individual is covered by a money purchase pension plan which provides: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting, as described in section 414(n)(5) of the Code; and (B) Leased Employees (determined without regard to this sentence) do not constitute more than twenty percent (20%) of such member's nonhighly compensated work force.
         2.30 Matching Contributions Account - shall mean so much of a Participant's Account which reflects the Matching Contributions made by the Employer for the benefit of the Participant and the income, loss, appreciation and depreciation attributable thereto.

         2.31 Matching Contributions - shall mean all contributions made to this Plan in accordance with Section 4.6 hereof.

         2.32 Named Fiduciary - shall mean the Employer, the Trustee and the Plan Administrator (if other than the Employer). Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations that are specifically given to him under this Plan.

         2.33 Net Earnings - shall mean the current and accumulated earnings of the Employer before federal and state taxes and contributions to this and any other qualified plan.

         2.34 Normal Retirement Age - shall mean the date the Employee attains 65 years of age.

         2.35 Participant - shall mean any Employee who has met the requirements of Article III hereof and who has not yet received distribution of, or lost his rights to, the amount credited to his Account in accordance with the Plan. The term "Participant" shall include "Active Participant" (as defined in Section 2.2 hereof), "Retired Participant" (a former Employee who is presently receiving benefits under this Plan) and "Vested Participant" (a former Employee who is entitled at some future date to the distribution of benefits from this Plan).

         2.36 Plan - shall mean the Leonard's Metal, Inc. Profit Sharing and Savings Plan and Trust, as set forth herein.

         2.37 Plan Administrator - shall mean the person or committee so designated by the Company (if none is so designated, then the Company), or such successor person or committee as may be appointed by the Company from time to time in accordance with such procedures as the Company may establish.

         2.38 Plan Year - shall mean the 12 consecutive month period commencing on January 1 and ending on the following December 31. For the period prior to September 1, 1986, such term shall mean the 12-month period commencing September 1 and ending on the subsequent August 31. Such term shall also include the short period from September 1, 1986 to December 1, 1986.

         2.39 Profit Sharing Contributions - shall mean all contributions made to this Plan in accordance with Section 4.1 hereof.

         2.40 Rollover Account - shall mean so much of a Participant's Account which reflects the Participant's Rollover Contributions and the income, loss, appreciation and depreciation attributable thereto.

         2.41 Rollover Contributions - shall mean all contributions made to this Plan in accordance with Section 4.11 hereof.

         2.42 Spouse or Surviving Spouse - shall mean the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

         2.43 Taxable Year - shall mean the taxable year of the Company.

         2.44 Termination of Employment - shall occur when an Employee ceases employment for any reason with any member of the Controlled Group. Transfer of employment from an Employer to an Affiliate, from an Affiliate to an Employer, or from one Affiliate to another Affiliate shall not constitute a Termination of Employment.

         2.45 Total Disability - shall mean a physical or mental condition of such severity and probable prolonged duration as to entitle the Participant to disability retirement benefits under the Federal Social Security Act.

         2.46 Trust - shall mean the trust created hereunder.

         2.47 Trust Fund or Fund - shall mean all of the assets of the Plan held by the Trustee (or any nominee thereof) at any time hereunder.

         2.48 Trustee - shall mean the person(s) or entity so designated by the Company or such successor person(s) or entity as may be appointed by the Company from time to time in accordance with such procedures as the Company may establish.

         2.49 Valuation Date - shall mean the last business day of the Plan Year, and each interim date on which the Trustee in his discretion values the Trust Fund.

         2.50 Year of Service - shall have the following meanings when used in this Plan:

             (A) When applied to the eligibility provisions of this Plan, a "Year of Service" shall mean an Eligibility Computation Period during which an Employee completes at least 1,000 Hours of Service for an Employer. An Employee completes a Year of Service for entry on the last date of such Eligibility Computation Period.

             (B) When applied to the vesting provisions of this Plan, and subject to such exclusions as are provided in Article VIII hereof, any Plan Year during which an Employee completes at least 1,000 Hours of Service.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         3.1 General Rule. Each Covered Employee who, as of the Effective Date of this restatement of the Plan, was a Participant in the Plan, shall remain a Participant. Each other Covered Employee shall be eligible to become a Participant on the Entry Date coincident with or next following the date on which he completes one Year of Service within an Eligibility Computation Period. Notwithstanding the foregoing, no person shall be admitted as a Participant if he is no longer an Employee on the Entry Date as of which he would otherwise have become a Participant.

         3.2 Reemployed Former Employee. A former Employee who is reemployed by the Employer shall be eligible to participate in the Plan on the later of:

             (A) The date of such reemployment as a Covered Employee; or

             (B) The Entry Date specified for such Employee in Section 3.1.

The Employee's initial Date of Hire shall be used to determine whether the Employee shall have satisfied the service requirement of Section 3.1.

         3.3 Change in Status. An Employee who transfers from an Affiliate to an Employer as a Covered Employee and an Employee who transfers to a position in which he becomes a Covered Employee shall be eligible to participate in Plan on the later of:

             (A) The date of such transfer; or

             (B) The Entry Date specified for such Employee in Section 3.1.

The Employee's initial Date of Hire shall be used to determine whether the Employee shall have satisfied the service requirement of Section 3.1.

         3.4 Procedure for and Effect of Admission. Each Employee who becomes eligible for admission to participation in this Plan shall complete such forms and provide such data as are reasonably required by the Plan Administrator as a precondition of such admission. By becoming a Participant, each Employee shall for all purposes be conclusively deemed to have assented to the provisions of this Plan and to all amendments thereto.

                                   ARTICLE IV

                                  CONTRIBUTIONS

         4.1 Profit Sharing Contributions. For each Taxable Year during which this Plan is in effect, the Employer may contribute to the Plan an amount, if any, as a Profit Sharing Contribution as the Employer in its sole discretion may determine. This provision shall not be construed as requiring the Employer to make a Profit Sharing Contribution in any specific Plan Year or Taxable Year.

         The Employer shall pay the Profit Sharing Contribution to the Trustee on or before the date established for the filing of the Employer's federal income tax return (including any extensions thereof) for the Taxable Year with respect to which such Profit Sharing Contribution is made. Amounts contributed for a Taxable Year pursuant to this Section 4.1 shall be deemed paid as of the last day of the Plan Year ending within such Taxable Year. The Employer shall designate the Taxable Year for which each Profit Sharing Contribution is made. Such contributions may be made whether or not the Employer has Net Earnings.

         All  contributions  made by the  Employer  pursuant to this Section 4.1
will  be  allocated  to  Employer   Contribution  Accounts  of  Participants  in
accordance with Section 6.5 hereof.

         4.2 No Mandatory Participant Contributions. No contributions shall be required of any Participant under this Plan.

         4.3 Cash or Deferred Contributions. Each Participant may elect to contribute to the Trust Fund through uniform payroll deductions an amount not less than one percent (1%) nor more than fifteen percent (15%) of his Covered Compensation for the Plan Year. Such a contribution shall be deemed a Cash or Deferred Contribution.

         A Participant may initiate contributions through uniform payroll deductions pursuant to this Section 4.3 or may increase or decrease his contributions only as of the first day of the Plan Year and the first day of the seventh month of the Plan Year (i.e., each January 1 or July 1). An election to make Cash or Deferred Contributions shall continue in effect until the Participant revokes or amends the election. A Participant may discontinue contributions at any time effective as soon as practicable after written notice is provided to the Plan Administrator.

         All Participant elections made pursuant to this Section 4.3 must be in writing and must be delivered to the Plan Administrator at such time as the Plan Administrator deems appropriate prior to the time when it is to take effect.

         The Employer shall pay the Cash or Deferred Contribution to the Trustee as soon as is administratively practicable after being deducted from a Participant's Covered Compensation, but in no event later than 30 days after the end of the month to which such Cash or Deferred Contribution relates.

         All contributions made to the Trust Fund pursuant to this Section 4.3 will be allocated to the Cash or Deferred Contribution Accounts of affected Participants in accordance with Section 6.6 hereof.

         4.4 Limitation on Amount of Cash or Deferred Contributions. In no event may a Participant elect to have Cash or Deferred Contributions made under this Plan or any other qualified plan maintained by the Employer during the Participant's taxable year in excess of the amount specified in section 402(g) of the Code, as adjusted annually for any applicable increases in the cost of living in accordance with section 415(d) of the Code. The Plan Administrator in its discretion may from time to time decrease or curtail the percentage of a Participant's Cash or Deferred Contributions in order to comply with the limits imposed by this Section 4.4 and to assure that a Participant's Cash or Deferred Contributions shall be withheld approximately ratably throughout the Plan Year.

         4.5 Distribution of Excess Elective Deferrals. A Participant may assign to this Plan any Excess Elective Deferrals (as defined below) made during a taxable year of the Participant by notifying the Plan Administrator before April 15 of the amount of the Excess Elective Deferrals to be assigned to this Plan.

         Notwithstanding anything to the contrary contained in this Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

         For purposes of this Section 4.5, "Elective Deferrals" shall mean any Employer contributions made to this Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan as described under section 501(c)(18) of the Code, and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under section 403(b) of the Code pursuant to a salary reduction agreement.

         For purposes of this Section 4.5, "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

         Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of: (A) Income or loss allocable to the Participant's Cash or Deferred Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (B) Ten percent (10%) of the amount determined under clause
(A) above multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

         4.6 Matching Contributions. For each Plan Year during which this Plan is in effect, the Employer may, in its sole discretion, make a Matching Contribution on behalf of each Active Participant who has made Cash or Deferred Contributions for such Plan Year. Prior to the beginning of each Plan Year, the Employer shall give written notice to all Participants as to the rate or dollar amounts, if any, it is prepared to contribute to the Matching Contribution Accounts of those Participants who make contributions to their Cash or Deferred Accounts during such Plan Year. At any time during such Plan Year, the Employer may determine to match Participant contributions to their Cash or Deferred Accounts at a greater rate than that previously announced and so notify Participants. The percentage or amount, if any, of such Matching Contributions shall be in the sole discretion of the Employer. This provision shall not be construed as requiring the Employer to make Matching Contributions in any specific Plan Year or Taxable Year.

         The Employer shall make Matching Contributions as of the last day of the Plan Year, but only for Active Participants (but without respect to the requirement that such Participant has completed 1,000 Hours of Service during such Plan Year) as of the last day of such Plan Year who make Cash or Deferred Contributions through the end of such Plan Year (unless prohibited by limitations on such contributions in the Plan or the Code); provided, however, if a Participant incurs a Termination of Employment by reason of death, a Total Disability or retirement during a Plan Year, a Matching Contribution shall be made for the benefit of such Participant. The Employer shall pay the Matching Contribution to the Trustee within 30 days after the end of the month for which the contribution is made. Amounts contributed to the Plan for a Taxable Year pursuant to this Section 4.6 shall be deemed paid as of the last day of the Plan Year ending within such Taxable Year.

         4.7 Definitions for Special Discrimination Testing. The following definitions shall apply for purposes of this Article IV:

             (A) Eligible Employee - shall mean each Employee who is entitled to make Cash or Deferred Contributions for a Plan Year, as described in
     Section 4.3 hereof.

             (B) The NHC Group - for a Plan Year shall consist of all Eligible Employees who are not Highly Compensated Employees.

             (C) The HC Group - for a Plan Year shall consist of all Eligible Employees who are Highly Compensated Employees.

             (D) The 401(k) Basic Percentage - shall mean the greater of (1) and
     (2), as follows:

                  (1)  The  401(k)  Actual  Deferral   Percentage  for  Eligible
          Employees in the NHC Group multiplied by 1.25; and

                  (2) The 401(k) Actual Deferral Percentage for Eligible Employees in the NHC Group multiplied by 2.0; provided, however, that the 401(k) Actual Deferral Percentage for Eligible Employees in the HC Group does not exceed the 401(k) Actual Deferral Percentage for all Eligible Employees in the NHC Group by more than two percent (2%) or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

             (E) The 401(k) Individual Deferral Percentage - of each Eligible Employee for a Plan Year shall be computed in the following manner:

                  (1) First, divide the amount of each Eligible Employee's Cash or Deferred Contributions, if any, allocated to the Account of the Eligible Employee for the Plan Year by the Eligible Employee's Covered Compensation for the Plan Year; and

                  (2) Second, multiply this quotient by one hundred (100).

             (F) The 401(k) Actual Deferral Percentage for Eligible Employees in the NHC Group - for a Plan Year shall be the average of the 401(k) Individual Deferral Percentages for the year of each Eligible Employee in the NHC Group.

             (G) The 401(k) Actual Deferral Percentages for Eligible Employees in the HC Group - for a Plan Year shall be the average of the 401(k) Individual Deferral Percentages for the year for each Eligible Employee in the HC Group.

         4.8 Reduction of Cash or Deferred Contributions. In no event shall the amount of Cash or Deferred Contributions made by all Eligible Employees in the HC Group cause the 401(k) Actual Deferral Percentage for Eligible Employees in the HC Group to exceed the 401(k) Basic Percentage. The Plan Administrator may, in its sole discretion, reduce the amount of Cash or Deferred Contributions which any Eligible Employee in the HC Group may contribute for the Plan Year in order to avoid such excess contributions. Such reductions shall be made by reducing the 401(k) Individual Deferral Percentage of Eligible Employees in the HC Group beginning with the individuals with the highest 401(k) Individual Deferral Percentage.

         4.9 Distribution of Excess Contributions. Notwithstanding anything to the contrary contained in this Plan, Excess Contributions (as defined below), plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portion of the Excess Contributions attributable to each such Employee. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of section 414(g)(6) of the Code in the manner prescribed by Treasury Regulations.

         Excess Contributions shall be treated as Annual Additions under the Plan.

         Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) Income or loss allocable to the Participant's Cash or Deferred Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Participant's Account balance attributable to Cash or Deferred Contributions without regard to any income or loss occurring during such Plan Year; and (2) Ten percent (10%) of the amount determined under clause (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         Excess Contributions shall be distributed from the Participant's Cash or Deferred Account in proportion to the Participant's Cash or Deferred Contributions for the Plan Year.

         For purposes of this Section 4.9, "Excess Contributions" shall mean the excess of the aggregate amount of Cash or Deferred Contributions actually made on behalf of Participants in the HC Group over the maximum amount of such contributions permitted without exceeding the 401(k) Basic Percentage. Any distributions pursuant to this Section shall be made beginning with individuals with the highest 401(k) Individual Deferral Percentage.

         4.10 Allocation of Contribution and Forfeitures Among Employers. Each of the respective adopting Employers maintaining the Plan shall pay that portion of the total aggregate Employer contribution for each Plan Year that is allocated to the Accounts of the Participants for such year on the basis of the Compensation paid by such Employer. Forfeitures resulting from contributions of an adopting Employer cannot be reallocated for the benefit of another adopting Employer.

         4.11 Rollover Contributions. The Trustee, in the sole discretion of the Plan Administrator in each case, may accept on behalf of an Employee an Eligible Rollover Distribution, but only if the initial source of such distribution is an eligible retirement plan within the meaning of section 402(c)(8)(B) of the Code.

         The Trustee shall not accept a Rollover Contribution that is paid by the Employee personally unless the Employee shall certify in writing on a form satisfactory to the Plan Administrator that such amount was received within the prior 60 days as a distribution which may be rolled over in accordance with the Code sections described in the preceding paragraph. In addition, no Rollover Contribution will be accepted which consists, in whole or in part, of insurance contracts with respect to which future premium payments are or may become due unless the Plan Administrator is satisfied that there are sufficient other segregated account assets being transferred so as to make maintenance of such contract(s) feasible without violation of any limitations on assets which may be applied for that purpose.

         In the event an amount contributed to this Plan pursuant to this Section shall be determined not to qualify as a Rollover Contribution, as defined above, the balance credited to such Rollover Account shall be distributed to the Employee who made the contribution thereto. No portion of any Rollover Contribution Account which represents a contribution to another qualified plan pursuant to section 401(k) of the code shall be distributed in violation of the provisions of that section.
        4.12 Exclusive Benefit; Refund of Contributions. All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment income, shall be held for the exclusive benefit of Participants and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund. No asset of the Trust Fund shall be diverted to or used for any other purpose or revert to or inure to the benefit of the Employer. Notwithstanding the above, amounts contributed to the Trust Fund by the Employer may be refunded to the Employer to the extent that such refunds do not, in themselves, deprive the Plan of its qualified status, under the following circumstances and subject to the following limitations:

             (A) Initial Nonqualification. If the Plan fails initially to satisfy the qualification requirements of section 401(a) of the Code, and if the Employer declines to amend the Plan to satisfy such qualification requirements, contributions made prior to the determination that the Plan has failed to qualify shall be returned to the Employer.

             (B) Disallowance of Deduction. To the extent that a federal income tax deduction is disallowed for any contribution made by the Employer, the Trustee shall refund to the Employer the amount so disallowed within one year of the date of such disallowance.

             (C) Loss of Qualified Status. If it is determined that the Plan does not constitute a qualified plan for any Plan Year, any contribution made by the Employer with respect to any year in which qualified status is denied shall be returned to the Employer upon demand; provided that, such demand is made by the Employer and refund is made by the Trustee within one year of the date of denial of qualification of the Plan.

             (D) Mistake of Fact. In the event a contribution is made in whole or in part by reason of a mistake of fact (for example, incorrect information as to the eligibility or Compensation of a Participant, or a mathematical error), so much of such contribution as is attributable to the mistake of fact shall be returned to the Employer on demand, upon presentation of evidence of the mistake of fact to the Trustee and of calculation as to the impact of such mistake. For purposes of this Section 4.12, a contribution which cannot be allocated to the Account of a Participant pursuant to Article VI hereof shall be considered to be made because of a mistake of fact. Demand and repayment must be effectuated within one year after the payment of the contribution to which the mistake applies.

         Any refund that is paid to the Employer hereunder, shall be made without interest and shall be deducted from among the Employer Contribution Accounts of the Participants as an investment loss; provided that, to the extent that the amount of the refund can be attributed to one or more specific Participants (as in the case of certain mistakes of fact or disallowances of compensation resulting in reduction of deductible contributions), the amount of such refund shall be deducted directly from such Participant's Employer Contribution Account.

         Notwithstanding anything to the contrary contained in this Section 4.12, no refund shall be made to the Employer which is specifically chargeable to the Account of any Participant in excess of one hundred percent (100%) of the amount in such Account nor shall a refund be made by the Trustee of any funds, otherwise subject to refund hereunder, which have been distributed to Participants or Beneficiaries; provided that, the Employer shall have a claim directly against the distributees to the extent of the refund to which it is entitled.

         All refunds pursuant to subsections (B), (C), and (D) above shall be limited in amount, circumstances and timing in accordance with section 403(c) of ERISA, and no such refund shall be made if, solely on account of such refund, the Plan would cease to be a qualified plan in accordance with section 401(a) of the Code.

         4.13 Make-Up Allocations. In the event that a Participant who shall have been entitled under the terms of this Plan to an allocation of Profit Sharing Contributions to his Account for a prior Plan Year was denied or failed to receive such an allocation, and it is subsequently demonstrated or discovered that such Participant shall have been entitled to such an allocation, at the direction of the Plan Administrator, in addition to the regular contribution for the Plan Year, the Employer shall contribute an amount equal to the amount of the allocation to which Participant was otherwise entitled but failed to receive for the prior year and such amount shall be allocated to the Employer Contribution Account of such Participant.

         4.14 Restoration Contributions. Any former Participant who once again qualifies as an Active Participant and who has received a "cash out" of his vested interest attributable to his prior participation in this Plan may, after reinstatement as an Active Participant, restore to the Trustee the full amount of the "cash out" he previously received, if such restoration contribution is made:

             (A) Prior to the close of the Plan Year within which the Participant has incurred five consecutive one year Breaks in Service; or

             (B) Within five years of the Participant's resumption of employment covered by the Plan, whichever is the earlier to occur.

         All amounts received by the Trustee shall be credited to the Participant's Employer Contribution Account as of the Valuation Date coincident with or next following his restoration to Active Participant status, but such amount shall be established in a separate subaccount. Any Participant who fails to make his restoration contribution within the time limitations herein established shall be deemed to have waived his right to make such a contribution.

                                    ARTICLE V

                            LIMITATION ON ALLOCATION
                                OF CONTRIBUTIONS

         5.1 General Rule. In no event shall the amount contributed by or on behalf of a Participant, as a result of Employer contributions (including Cash or Deferred Contributions), Employee contributions (other than amounts attributable to Rollover Contributions) and forfeitures, for the Plan Year exceed the lesser of:

             (A) The amount specified in section 415(c)(1)(A) of the Code, as adjusted annually for any applicable increases in the cost of living in accordance with section 415(d) of the Code, as in effect for the last day of the Plan Year ($30,000 for 1989 through 1994); and

             (B) Twenty-five percent (25%) of the Participant's compensation, as defined in section 415 of the Code, for such year.

         For purposes of this Article V, section 415 of the Code, which limits the benefits and contributions under qualified plans, is hereby incorporated by reference.

         5.2 Reduction of Benefits. Reduction of benefits or contributions to all plans where required to comply with section 415 of the Code shall be accomplished by first reducing the Participant's benefit under any defined benefit plans maintained by the Group in which he participated, such reduction to be made first with respect to the plan in which he most recently accrued benefits and thereafter in such priority as shall be determined by the Plan Administrator and the administrators of such other plans, and next by reducing contributions or allocating forfeitures for defined contribution plans in which the Participant participated.

         Employer contributions under this Plan that cannot be credited to the account of a particular Participant for a Plan Year because of the limitations imposed by section 415 of the Code shall be reallocated to eligible Participants as a forfeiture for that year in accordance with the provisions of Section 6.5.

         For purposes of this Article V, "Group" means Leonard's Metal, Inc. and any other corporation or other business entity that from time to time is, along with the Company, a member of a controlled group as defined in section 414 of the Code, as modified by section 415(h) of the Code (fifty percent (50%) control test).

                                   ARTICLE VI

                       ACCOUNTING AND INVESTMENT OF ASSETS

         6.1 Individual Accounts. The Plan Administrator shall establish and maintain a separate Account for each Participant which shall consist of any or all of the following subaccounts, as appropriate:

             (A) Employer Contribution Account;

             (B) Cash or Deferred Account;

             (C) Matching Contributions Account; and

             (D) Rollover Account.

         6.2 Value of Fund. As soon as is practicable after each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund as of such Valuation Date. The fair market value of the General Trust Fund means the value of all assets and liabilities allocable to such General Trust Fund as of the close of business on the Valuation Date, including income, loss, appreciation and depreciation since the immediately preceding Valuation Date, and less the dollar amount of contributions, if any, paid to the Trustee for the period subsequent to the subject Valuation Date.

         6.3 Accounting Procedure. As of each Valuation Date, within a reasonable time after the fair market value of the General Trust Fund on such date has been determined, and the amount of the contributions for the Plan Year ending on such date have been determined, the Plan Administrator shall:

             (A)  First,   charge  to  the  proper   Accounts  all  payments  or
     distributions made from Participants' Accounts that have not been charged previously, in accordance with Section 6.4 hereof;

             (B) Next, reduce Account balances to reflect forfeitures, if any, in accordance with Section 10.2 hereof;

             (C) Next, adjust the net credit balances of the Accounts of all Participants in the General Trust Fund upward or downward, pro rata, in proportion to the net credit balances of the Accounts before such adjustments, so that the total of the net credit balances of such Accounts after such adjustment will equal the fair market value of the General Trust Fund as of such date determined in accordance with Section 6.2 hereof; and

             (D) Next, allocate and credit contributions and forfeitures in accordance with Sections 6.5 and 6.6 hereof.

         6.4 Charges to Accounts. The Plan Administrator shall charge to the appropriate Account of each Participant all expenses directly allocable to such Account and all payments and distributions made under the Plan to or for the benefit of such Participant or his Beneficiary since the immediately preceding Valuation Date.

         6.5 Allocation of Profit Sharing Contributions and Forfeitures. As of each Anniversary Date, the Plan Administrator shall allocate to the Employer Contribution Account of each Active Participant that portion of the Profit Sharing Contribution and that portion of the forfeitures for the Plan Year ending on the Anniversary Date based on the ratio that such Participant's Covered Compensation for the Plan Year bears to the total Covered Compensation of all Active Participants for the Plan Year.

         6.6 Allocation of Cash or Deferred Contributions. As of the date such contribution is made, the Plan Administrator shall allocate to the Cash or Deferred Account of each Participant the Cash or Deferred Contributions made on behalf of such Participant for the Plan Year.

         6.7 Allocation of Matching Contributions. As of the date such contribution is made, the Plan Administrator shall allocate to the Matching Contribution Account of each Active Participant the Matching Contribution made on behalf of such Participant for the Plan Year.

         6.8 Allocation of Rollover Contributions. As of the date such contribution is made, the Plan Administrator shall allocate to the Rollover Account of such Participant the Rollover Contributions made by the Participant for the Plan Year.

         6.9 Investment of Assets in a Contract. In the event that a group Contract has been issued to the Company or to the Trustee, so long as such Contract is in effect and to the extent that the Trust Fund is invested in the Contract, the value of each Participant's Account shall be equal to the Participant's account under the Contract. A separate account shall be maintained on behalf of each Participant under such Contract until such account is distributed in accordance with the terms of this Plan.

                                   ARTICLE VII

                            SELF-DIRECTED INVESTMENTS

         7.1 Self-Directed Accounts. Each Participant shall direct the investment of assets credited to his Employer Contribution Account, Cash or Deferred Account and Matching Contributions Account in accordance with the provisions of this Article VII.

         In the event a Rollover Account is maintained for a Participant under the Plan, such Participant may, at his option: (A) direct the investment of the assets credited to his Rollover Account in accordance with the provisions of this Article VII; or (B) direct the Trustee to invest the assets credited to such Participant's Rollover Account as part of the General Trust Fund.

         In the event a Participant fails to direct the manner in which assets credited to his Employer Contribution Account, Cash or Deferred Account or Matching Contributions Account shall be invested, such assets shall be invested by the Trustee as part of the General Trust Fund.

         7.2 Permissible Investment. A Participant may direct the investment of assets allocated to his Employer Contribution Account, Cash or Deferred Account, Matching Contributions Account and Rollover Account (if applicable) in any one or a combination of common or preferred stocks (including employer securities as herein provided), corporate bonds, mutual funds, government securities or other investments as chosen by the Trustee and communicated to Participants. Specific investment opportunities may be added or deleted from time to time as the Trustee shall determine.

         7.3 Investment Directions. A Participant's investment direction shall specify the particular investment in which assets credited to his Employer Contribution Account, Cash or Deferred Account, Matching Contributions Account and Rollover Account (if applicable) shall be invested. The Trustee may establish rules regarding the minimum percentage of a Participant's Cash or Deferred Account, Matching Contributions Account and Rollover Account (if applicable) which may be subject to an investment change at any time.

         A Participant's investment direction shall cover the full amount credited to his Employer Contribution Account, Cash or Deferred Account,
Matching Contributions Account and Rollover Account (if applicable) which is subject to self-direction.

         A Participant may change his investment directions at such times as the Plan Administrator may establish and communicate to the Participants.

         An investment direction once given shall be deemed to be a continuing direction until explicitly changed by the Participant by a subsequent written direction delivered to the Plan Administrator. The Plan Administrator shall deliver such directions to the Trustee, who shall acknowledge receipt of such directions and execute such directions.

         The Trustee shall have no duty or responsibility to monitor the manner in which the Participant directs the investment of his Account.

         7.4 Prohibited Transactions. Notwithstanding anything to the contrary contained in this Plan, a Trustee shall not execute an investment direction which he determines in good faith to be a nonexempt Prohibited Transaction, as defined in section 4975 of the Code or section 406 of ERISA.

         7.5 Charges to Accounts. Brokerage commissions, transfer taxes and other charges and expenses incurred in connection with the specific purchase or sale of investments as directed by a Participant for his Cash or Deferred Account shall be added to the cost of such investments or be deducted from the proceeds thereof, as the case may be. Expenses directly allocable to the execution of such transactions and administration with respect to such Cash or Deferred Account shall be charged to such Account.

         7.6 Transfers Between Funds. The Trustee shall transfer amounts between the respective investment options equal to the net change in investments directed by the Participants in accordance with Section 7.3 as soon as is practicable after the effective date of an investment direction. All transfers shall be made as of such effective date.

         7.7 Direction of Investment After Termination of Employment. A Participant who incurs a Termination of Employment shall be permitted to direct the investment of his Cash or Deferred Account; provided, however, after a Termination of Employment a Participant may not invest in employer securities.

         7.8 Investment in Employer Securities. The Trustee may acquire and hold qualifying employer securities (within the meaning of Section 407(d)(5) of ERISA). To the extent that employer securities are a permissible investment option within the plan, the Plan Administrator shall set forth guidelines relative to the availability of and limitations on such investment to Participants. Such guidelines shall be uniformly applied among participants and shall take into account applicable limitations contained in Federal and state securities laws and ERISA. In the event that the number of shares of Employer stock is insufficient to fully satisfy any election relative to investment in such stock, the number of shares allocated to each electing Participant's Account on a pro rata basis.

                                  ARTICLE VIII

                                     VESTING

         8.1         General Rules.

             (A) Every Participant shall at all times be fully vested in his Cash or Deferred Account, Matching Contribution Account and Rollover Account, if any.

             (B) Every Participant shall at all times be fully vested in so much of his Employer Contribution Account as consists of restoration contributions made pursuant to the provisions of Section 4.14 hereof, and the earnings and accretions, if any, attributable thereto.

             (C) The vested and nonforfeitable percentage of the amount credited to the Participant's Employer Contribution Account upon his Termination of Employment prior to his Normal Retirement Age shall be determined in accordance with the following vesting schedule:


           Years of Service                            Vested Percentage
           ----------------                            -----------------
           Less than one                                       0%
           One, but less than two                             10%
           Two, but less than three                           20%
           Three, but less than four                          30%
           Four, but less than five                           40%
           Five, but less than six                            60%
           Six, but less than seven                           80%
           Seven, or more                                    100%


             (D) The amount credited to the Employer Contribution Account of a Participant who is employed by an Employer or an Affiliate on the date he attains his Normal Retirement Age or of a Participant who has completed the required number of Years of Service in accordance with Subsection (C) above shall be fully vested and nonforfeitable.

             (E) The amount credited to the Employer Contribution Account of a Participant who incurs a Termination of Employment prior to his Normal Retirement Age because of death or Total Disability shall be fully vested and nonforfeitable.

         8.2 Amendment to Vesting Schedule. If the vesting schedule under this Plan is amended, each Participant who has completed at least two Years of Service shall be subject to whichever vesting schedule vests his benefit at a more rapid rate.

         In  no  event   shall  this   Restatement   of  the  Plan   reduce  the
nonforfeitable   percentage  of  the  Employer   Contribution   Account  of  any
Participant.

         8.3 Accreditation of Years of Service. A Participant shall be credited with all Years of Service for vesting, except that a Participant's Years of Service completed prior to the date he attains 18 years of age shall be disregarded for purposes of determining the nonforfeitable percentage of his Employer Contribution Account.

         8.4 Forfeiture Restoration. If a Participant who incurred a Termination of Employment before his Account was fully vested is rehired prior to incurring five consecutive one year Breaks in Service, the nonvested portion of such Participant's Account shall not be forfeited in accordance with Section 10.2 hereof, or, if such a forfeiture has already occurred, the amount previously forfeited shall be restored to his Account. Notwithstanding the foregoing, if such Participant has received a distribution of the entire vested portion of such Participant's Account, restoration shall be made only if the Participant repays to the Trust Fund the full amount previously received, prior to the earlier of (i) the fifth anniversary of his date of rehire, or (ii) the date on which he incurs five consecutive one year Breaks in Service. If such Participant is rehired after incurring five consecutive one year Breaks in Service, amounts previously forfeited shall not be restored.

         The amount of the restoration to which such a Participant is entitled shall be allocated out of the Profit Sharing Contributions and forfeitures for the Plan Year with respect to which such restoration is made, before such contribution and forfeitures are allocated to Participants' Accounts in accordance with Section 6.5 hereof for such Plan Year. The Employer in its discretion may make a separate Profit Sharing Contribution in order to fund such restoration. If Profit Sharing Contributions and forfeitures for such Plan Year are insufficient to make such restorations, the Employer shall make a Profit Sharing Contribution in addition to any regular Profit Sharing Contribution pursuant to Section 4.1 hereof sufficient to restore the forfeited portion of such Participant's Employer Contribution Account.

                                   ARTICLE IX

                                      LOANS

         9.1 Availability of Loans. A Participant may apply to the Plan Administrator to borrow from the Trust Fund. Loans shall be granted in a uniform and nondiscriminatory manner and shall be made subject to the provisions of this
Article IX.

         No loan shall be made by the Plan without the approval of the Plan Administrator, whose action thereon shall be final. The Plan Administrator may establish additional rules governing the granting of loans; provided that such rules are consistent with the provisions of this Article IX and applicable regulations.

         Loans shall not be made available to Participants who are Highly Compensated Employees in an amount greater than the amount made available to other Participants.

         All references in this Article IX to a Participant shall be deemed to include a deceased Participant's Beneficiary.

         9.2 Amount of Loan. The amount which may be borrowed by a Participant from the Trust Fund, when added to all other loans to the Participant that are outstanding under this and all other tax qualified retirement plans maintained by the Employer or an Affiliate, shall not exceed the lesser of:

             (A) $50,000 reduced by the excess, if any, of: (1) the highest outstanding balance of loans from the Plan during the one-year period on the day before the date on which such loan was made, over (2) the outstanding balance of loans from the Plan on the date on which such loan was made; or

             (B) Fifty percent (50%) of the then vested balance in such Participant's Account.

         The minimum amount which may be borrowed by a Participant is $500.00.

         9.3 Length and Amortization of Loan. The terms of each loan shall require that principal and interest be amortized in level payments, payable not less frequently than quarterly, over a period not exceeding five years from the date of the loan. The preceding notwithstanding, if the purpose of the loan is to acquire any dwelling unit which within a reasonable time is to be used as the Participant's principal residence, the loan term may exceed five years.

         9.4 Frequency of Loans. No more than one loan may be granted to a Participant under this Plan during a calendar year. A Participant shall not have more than two loans outstanding at any time.

         9.5 Repayment. Repayment normally shall be accomplished through direct payment by the Participant to the Trustee. Notwithstanding the foregoing, the Plan Administrator may authorize repayment to be mae through regular payroll deductions. The Participant shall execute all necessary documents to effectuate such withholding and may not rescind such withholding as long as there is an outstanding loan balance. A Participant shall be entitled to prepay without penalty the total outstanding balance on a loan. In the discretion of the Plan Administrator, on the basis of uniform and nondiscriminatory rules, a Participant may also prepay without penalty a portion of the outstanding balance on a loan.

         In the event that a Participant with an outstanding loan is on authorized leave of absence for any reason, or is absent from work due to any disability, the Participant shall be required to make monthly installment payments equal to the normal monthly installment payments that would have been made through payroll withholding.

         9.6 Note, Interest Rate and Security. Each loan shall be evidenced by a promissory note executed by the Participant and the Participant's Spouse and delivered to the Plan Administrator. Each loan shall bear interest at a reasonable rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances as determined by the Plan Administrator in accordance with applicable regulations. The Trustee shall charge interest at the prevailing prime interest rate plus one-half percent unless the Trustee determines that such rate is not in accordance with applicable regulations. Each loan shall be secured by the assets credited to the Participant's Account and by such other security as the Plan Administrator may require.

         9.7 Spousal Consent. The Participant's Spouse (if the Participant is married) must consent in writing to the use of the Participant's Account as security for such loan. Such consent shall be obtained no earlier than 90 days before the date on which the loan is to be so secured and must be notarized or witnessed by a Plan representative. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal or other revision of the loan.

         If a valid spousal consent has been obtained in accordance with the preceding paragraph, then, notwithstanding anything to the contrary contained in this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan for an outstanding loan shall be taken into account to determine the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

         9.8 Administrative Expenses. In the event that the Plan incurs any direct cost incident to a Participant loan, the Participant may be charged an administrative fee to equal to cover the cost of processing the loan application.

         9.9 No Prohibited Transactions. No loan shall be made unless such loan is exempt from the tax imposed on prohibited transactions by section 4975 of the Code (or would be exempt from the tax if the Participant were a disqualified person as defined in section 4975(e)(2) of the Code by reason of section 4975(d)(1) of the Code).

         9.10 Default on Loan. A Participant's loan shall be considered in default if the amount due and payable is not received by the Plan Administrator on the designated due date. The Participant's death shall also constitute default. In case of default which is not cured within ten days after notice from the Plan Administrator, the Plan Administrator may sell, foreclose upon or otherwise dispose of the security pledge. However, the Plan Administrator shall not be required to commence such actions immediately upon a default. Instead, the Plan Administrator shall not be required to commence such actions immediately upon a default. Instead, the Plan Administrator may grant the Participant reasonable rights to cure any default, provided such actions would constitute a prudent and reasonable course of conduct for a professional lender in like circumstances. In addition, if no risk of loss of principal or income would result to the Plan, the Plan Administrator may choose, in its discretion, to defer enforcement proceedings. If the qualified status of the Plan is not jeopardized, the Plan Administrator may treat a loan that has been defaulted upon and not cured within a reasonable period of time as a deemed distribution from the Plan equal to the amount of the unpaid loan balance plus interest accrued thereon from the date of the last payment.

         9.11 No Loans to Shareholder-Employee or Owner-Employee. In no event may a loan be made to a Participant who is or was a Shareholder-Employee or an Owner-Employee.

                                    ARTICLE X

                               PAYMENT OF BENEFITS
                           (OTHER THAN DEATH BENEFITS)

         10.1 Payment of Benefits - Fully Vested Participant. In the event of a Termination of Employment of a Participant whose Account is fully vested, the amount credited to his Account shall become distributable. Such amount, as adjusted in accordance with the provisions of this Article X, shall be paid to or for the benefit of such Participant or his Beneficiary, as the case may be, at the time and in the manner provided in this Article X or in Article XI.

         10.2 Payment of Benefits - Partially Vested Participant. In the event of a Termination of Employment of a Participant before the amount allocated to his Employer Contribution Account is fully vested, the amount credited to his Employer Contribution Account as of the Valuation Date coincident with or immediately preceding his Termination of Employment and after all the adjustments as of that date required under Article VI hereof have been made, shall be reduced to the extent that such subaccount is not then vested. The balance then remaining in such partially vested subaccount and the total amount credited to his Cash or Deferred Account, Matching Contribution Account and Rollover Account, if any, as adjusted in accordance with the provisions of this
Article X, shall be paid to or for the benefit of such Participant or his Beneficiary at the time and in the manner provided in this Article X or in
Article XI.

         The amount by which the Participant's Account was reduced shall be placed in a separate account and shall be forfeited on the Anniversary Date of the Plan Year following that during which he incurs a Termination of Employment. Such forfeitures shall be allocated to remaining Participants in accordance with
Section 6.5 hereof.

         10.3 Time of Payment. Subject to the provisions of Section 10.4 hereof, payment of the benefit to which a Participant shall be entitled under the Plan shall commence within 60 days after the close of the Plan Year in which the Participant incurs a Termination of Employment.

         Commencement of any benefit which is distributable to a Participant pursuant to this Section 10.3 (other than a benefit of $3,500 or less) may be deferred by a Participant to a date no later than such Participant's Required Beginning Date (as that term is defined in Section 10.4 hereof). If at the date of Termination of Employment or any subsequent Valuation Date the vested account balance of the Participant exceeds $3,500 and the Participant has not attained Normal Retirement Age, the Participant (and the Participant's Spouse if the Participant is married) must consent to any distribution in writing on a form acceptable to the Plan Administrator to the Plan Administrator before any portion of such Account may be distributed to the Participant.

         10.4 Latest Time of Payment. Unless the Participant elects otherwise in writing, the latest date on which payment of benefits must commence shall be the 60th day after the close of the Plan Year in which the latest of the following events occurs:

             (A) The Participant attains his Normal Retirement Age;

             (B) The Participant incurs a Termination of Employment; or

             (C) Ten years have elapsed from the time the Participant commenced participation in the Plan.

         If payment in full is not feasible within the time limits prescribed by this Section 10.4, the Plan Administrator may direct interim payments from the Participant's Account.

         Notwithstanding anything to the contrary contained in this Plan, payment of benefits shall commence no later than the Participant's Required Beginning Date. For purposes of this Article X, "Required Beginning Date" shall mean the April 1 of the calendar year following the calendar year in which the Participant attains 70-1/2 years of age; provided that payments to a Participant who attains 70-1/2 years of age before January 1, 1988, and who is not a five percent (5%) owner, as defined in section 416(i) of the Code, at any time during the Plan Year ending with or within the calendar year in which such individual attained 66-1/2 years of age or any subsequent Plan Year, need not commence until the April 1 of the calendar year following the calendar year in which the Participant actually retires.

         Payment of benefits may not be made over a period longer than the joint life and last survivor expectancy of the Participant and his designated Beneficiary. The Participant may elect to have his life expectancy and/or that of his Spouse, if the Spouse is the Participant's designated Beneficiary, recalculated annually. Such election must be made no later than the Participant's Required Beginning Date. As of such date the election shall be irrevocable and shall apply to all subsequent years. In the event no election is made by the Participant, life expectancies will not be recalculated.

         For calendar years beginning after December 31, 1988, the amount to be distributed each year for which a minimum distribution is required (i.e., the "Distribution Calendar Year") shall not be less than the quotient obtained by dividing the Participant's vested Account balance by the lesser of (1) The Applicable Life Expectancy, or (2) If the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table in Q&A-4 of section 1.401(a)(9)-2 of the Treasury Regulations. Distributions after the Participant's death shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to section 1.401(a)(9)-2 of the Treasury Regulations.

         For purposes of this Section 10.4, "Applicable Life Expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the Applicable Calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated.

         For purposes of this Section 10.4, the "Applicable Calendar Year" shall be the first Distribution Calendar Year, and if life expectancy is being recalculated, each succeeding calendar year. If annuity payments commence before the Required Beginning Date, the Applicable Calendar Year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year of purchase.

         Notwithstanding anything to the contrary contained in this Plan, distribution shall be made in accordance with regulations issued by the Secretary of the Treasury under section 401(a)(9) of the Code. Any distribution required under the incidental death benefit requirements of section 401(a) of the Code shall be treated as a distribution required under section 401(a)(9) of the Code. Plan provisions reflecting section 401(a)(9) of the Code shall override any other distribution options that may be inconsistent with said section 401(a)(9).

         Notwithstanding the other requirements of this Section 10.4 and subject to the requirements of Sections 10.5 and 10.6 hereof, distribution on behalf of any Participant may be made in accordance with all of the following requirements (regardless of when such distribution commences):

             (A) The distribution by the Trust would not have disqualified such Trust under section 401(a)(9) of the Code as in effect prior to the Deficit Reduction Act of 1984;

             (B) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant;

             (C) Such designation was in writing and was signed by the Participant or the Beneficiary before January 1, 1984;

             (D) The Participant had accrued a benefit under this Plan or a predecessor plan as of December 31, 1983; and

             (E) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

         10.5  Normal  Form of  Payment.  If the vested  amount  credited to the
Participant's   Account  exceeds,   or  at  any  time  exceeded,   $3,500,   the
Participant's benefit hereunder shall be distributed:

             (A) In one lump sum payment; or

             (B) In annual or more frequent periodic installments of reasonably equal amounts over a period not exceeding the life expectancy of such Participant and his Beneficiary; provided, however, if the Beneficiary is not the Spouse of the Participant, the method of distribution elected must assure that at least fifty percent (50%) of the present value of the benefit is payable over the life expectancy of the Participant.

         Notwithstanding the foregoing, in the event that the vested portion of the Participant's account balance is $3,500 or less as of the end of the Plan Year in which his Termination of Employment occurs, such Participant's benefit shall be distributed in one lump sum within 60 days after the close of the Plan Year in which such Participant incurs a Termination of Employment.

         10.6 Accounts of Former Employees. The amount credited to the Account of a Participant, if any, after the Termination of Employment of such Participant shall be adjusted in accordance with Article VI as of each Valuation Date following such Termination of Employment until such amount shall have been distributed in full in accordance with this Article X or Article XI hereof. Distribution of: (A) The balance of the amount in the General Trust Fund credited to the Account of a Participant, determined as of the Valuation Date immediately preceding such distribution; and (B) The value of the assets set aside in the self-directed Account of such Participant, if any, determined as of the date of distribution, shall constitute payment in full of the benefits of such Participant hereunder. Any balance of such Accounts remaining unpaid at the death of a Participant or Beneficiary shall be distributed to the Beneficiary designated in accordance with Article XI hereof.

         10.7 Postdistribution Credits. In the event that after a lump sum distribution has been made funds shall be credited to the Participant's Account, such funds shall be paid to the Participant (or to the Beneficiary of a deceased Participant) in cash within one year. In the event that after an installment payout from the Trust Fund has commenced funds shall be credited to the Participant's Account, the Trustee shall make adjustments to the remaining installment payouts so as to include such credited sums, as nearly evenly as possible, in the remaining installment payments.

         10.8 Hardship Distributions. Distribution of the amounts allocated to a Participant's Cash or Deferred Account, only, may be made to a Participant in the event of hardship. For the purposes of this Section 10.8 hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in sections 401(a) (11) and 417 of the Code. The distribution will be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

             (A) Medical expenses (within the meaning of section 213 of the Code) incurred by the Participant, the Participant's Spouse or dependents;

             (B) The purchase (excluding mortgage payments) of the principal residence of the Participant;

             (C) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, the Participant's Spouse or dependents; or

             (D) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

         A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

             (A) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

             (B)  All  plans   maintained  by  the  Employer  provide  that  the
     Participant's Cash or Deferred Contributions will be suspended for 12 months after the receipt of the hardship distribution;

             (C) The distribution is not in excess of the amount of an immediate and heavy financial need; and

             (D) All plans maintained by the Employer provide that the Participant may not make Cash or Deferred Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section
     402(g) of the Code for such taxable year less the amount of such Participant's Cash or Deferred Contributions for the taxable year of the hardship distribution.

         For purposes of this Section 10.8, the Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

         Notwithstanding anything to the contrary in this Section 10.8, in no event may a Participant receive a hardship distribution of any earnings attributable to Cash or Deferred Contributions.

         10.9 Direct Transfer of Eligible Rollover Distributions. If a Participant or Beneficiary is entitled to receive an Eligible Rollover Distribution and elects to have such distribution paid directly to an eligible retirement plan which shall include another qualified trust (under section
401(a) of the Code) which is a defined contribution plan accepting such transfers, an annuity plan (under section 403(a) of the Code), or an individual retirement account or annuity (under section 408 of the Code), and specifies the eligible retirement plan to which such distribution is to be paid in writing on a form acceptable to the Plan Administrator, the Plan Administrator shall direct the Trustee to make a direct trustee-to-trustee transfer of the Eligible Rollover Distribution to specified eligible retirement plan.

                                   ARTICLE XI

                                 DEATH BENEFITS

         11.1 Death Benefits. Upon the death of a Participant prior to the time that all assets in his Account have been distributed, the amount credited to such Account shall become distributable. Such amount, as adjusted in accordance with Article X, shall be paid for the benefit of such deceased Participant at the time and in the manner provided in this Article XI.

         11.2 Beneficiary Designation. Each Participant from time to time, on a form acceptable to the Plan Administrator, may designate any person or persons (including a trust) (concurrently, contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of such benefits. The election of a Beneficiary shall be effective only when the form is filed in writing with the Plan Administrator by the Participant and shall cancel all such forms previously signed and filed by the Participant.

         The designation of a Beneficiary other than the Participant's Spouse shall be valid only if the Surviving Spouse of the Participant shall have consented in writing to such designation, the consent acknowledges the effect of such designation and the consent is witnessed by a Plan representative or notary public.

         11.3 Failure to Designate a Beneficiary. If a Participant fails to name a Beneficiary in accordance with Section 11.2 hereof, or if the named Beneficiary or Beneficiaries predecease(s) the Participant or dies before the complete distribution of the Participant's Account, then the Participant's death benefit shall be payable to the following classes of takers, each class to take to the exclusion of all subsequent classes, and all members of each class to share equally:

             (A) The Participant's Surviving Spouse;

             (B) The Participant's surviving descendants per stirpes;

             (C) The Participant's surviving parents; and

             (D) The legal representative of the estate of the last to die of the Participant and his Beneficiary.

The  Trustee  and Plan  Administrator  shall have no further  responsibility  or
liability  with  respect  to  the  deceased   Participant's  Account  once  such
distribution is completed.

         11.4 Renunciation of Death Benefit. A Beneficiary who is entitled to a death benefit under this Plan may renounce his right to all or any portion of such benefit by filing a written irrevocable and unqualified disclaimer with the Plan Administrator before payment to him of any such benefit but no later than nine months after the date of the Participant's death. Any benefit so disclaimed shall be distributable to the person or persons (and in the proportions) to which such benefit would have been distributable if the Beneficiary who disclaimed such benefit had predeceased such Participant.

         11.5 Payment of Benefit. If the vested amount credited to the Participant's Account exceeds $3,500, the death benefit shall be distributed in any one or a combination of the following forms as the Beneficiary in his discretion may determine:

             (A) In one lump sum payment (which may represent either all of such benefit or only the portion remaining after distribution of a portion thereof pursuant to subsection (B) hereof); or

             (B) In installments of reasonably equal amounts over a period not exceeding the joint life expectancy of the Beneficiary; provided, however, if such installments are payable to the Participant's spouse, such designation may permit distributions to be made in a manner so as to permit the Participant's estate to qualify for the estate tax marital deduction and may permit additional encroachments upon the Participants Account for the benefit of such Spouse.

         If the vested amount credited to the Participant's Account does not exceed $3,500, the Participant's benefit hereunder shall be distributed in one lump sum payment.

         A Beneficiary's election as to the form of death benefit shall be made in writing, on a form acceptable to the Plan Administrator, not less than 30 days prior to the commencement of payments.

         11.6 Time of Payment. Subject to Section 11.7 hereof, payment of a death benefit shall commence as soon as is practicable after the Valuation Date coincident with or next following the date of death of the Participant; provided that the Beneficiary furnishes proof satisfactory to the Plan Administrator of the death of the Participant.

         11.7 Latest Time for Payment. If a Participant dies after distribution of benefits has commenced but before his entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution in effect at the time of the Participant's death.

         If a Participant dies before a distribution of benefits has commenced, the entire interest shall be distributed no later than five years after the Participant's death; unless any portion of the interest is payable to or for a Beneficiary over a period not to exceed the life or life expectancy of such Beneficiary and payments commence within one year after the Participant's death. However, if the Beneficiary is the Surviving Spouse, distribution need not commence before the date when the Participant would have attained 70-1/2 years of age; provided that, if the Surviving Spouse dies before distribution to such Spouse begins, this paragraph shall be applied as if the Surviving Spouse were the Participant.

                                   ARTICLE XII

                           CLAIMS AND REVIEW PROCEDURE

         12.1 Claims for Benefits. A Participant or Beneficiary who believes that he is being denied or will be denied benefits to which he is entitled under this Plan may file a written request for such benefits setting forth his claim with the Plan Administrator.

         12.2 Written Denials of Claims. Within a reasonable time after receipt of the request described in Section 12.1 hereof, the Plan Administrator shall provide to each claimant who is denied a claim for benefits, a written notice setting forth in a manner calculated to be understood by the claimant:

             (A) The specific reason or reasons for the denial;

             (B) Specific reference to pertinent Plan provisions on which the denial is based;

             (C) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

             (D) An explanation of the claim review procedure.

         If such a denial is not furnished within 60 days from the time the claim is filed, the claim shall be deemed denied for the purposes of Section 12.3.

         12.3 Appeal of Denial. Within 60 days after a claim is denied, the claimant or his duly authorized representative may appeal such denial to the Plan Administrator by filing a written notice of appeal of the claim denial with the Plan Administrator; provided that, if the claimant or his duly authorized representative fails to file such appeal within 60 days after the claim is denied, the claimant shall be deemed to have waived any right to appeal the denial of the claim. The notice of appeal shall reasonably apprise the Plan Administrator of the reasons and grounds for such appeal and shall specify the scope of review desired by requesting any or all of the procedures as follows:

             (A) A review of documents pertinent to the claim;

             (B) Submission of issues and comments in writing; and

             (C) Demand for written response to particular questions submitted in writing.

         The Plan Administrator shall furnish a written decision on review not later than sixty (60) days after the notice of appeal is filed, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based. If the decision on review is not furnished within such time, the claim shall be deemed denied on review.

                                  ARTICLE XIII

           ALLOCATION OF AUTHORITY AND DUTIES AMONG NAMED FIDUCIARIES

         13.1 Authority and Duties of the Company. The Company shall be deemed a "Named Fiduciary" only with respect to the authority and duties set forth in this Section 13.1. The Company, as a Named Fiduciary, has the authority and duty to:

             (A) Appoint the Trustee and the Plan Administrator, to monitor each of their performances, and to terminate such appointments when appropriate;

             (B) Provide to the other Named Fiduciaries such information as each needs for the proper performance of its duties;

             (C) Provide a process through which each Named Fiduciary can communicate with each other and, when appropriate, with the Participants and their Beneficiaries;

             (D) Establish, in its discretion, a funding policy for the Plan and to communicate such funding policy to the Trustee; and

             (E) Appoint, in its discretion, one or more Investment Managers, as defined in section 3(38) of ERISA (concurrently or consecutively), to monitor the performance of any investment manager so appointed, and to terminate such appointment when appropriate.

         In addition, the Company shall perform such duties as are imposed by the Code or ERISA and shall serve as Plan Administrator in the absence of an appointed Plan Administrator.

         13.2  Authority  and  Duties  of  the  Plan  Administrator.   The  Plan
Administrator shall be deemed a "Named Fiduciary" only with respect to the authority and duties set forth in Article XIV hereof.

         13.3 Authority and Duties of the Trustee. The Trustee shall be deemed a "Named Fiduciary" only with respect to investment of Trust Fund assets and shall have the authority and duties set forth in Article XV hereof.

         13.4 Authority and Duties of an Investment Manager. Any Investment Manager appointed by the Employer shall be deemed a "Named Fiduciary" only with respect to the authority and duties set forth in Article XV hereof.

         13.5 Limitation on Obligations of Named Fiduciaries. No Named Fiduciary shall have the authority or the duty to deal with matters other than as delegated to it under this Plan, or by operation of law. In no event shall a Named Fiduciary be liable for breach of fiduciary responsibility or duty by another fiduciary (including Named Fiduciaries) if the responsibility for the act or omission deemed to be a breach was not within the scope of the said Named Fiduciary's authority or delegated responsibility.

         13.6 General Fiduciary Standard of Conduct. Each Named Fiduciary shall discharge its duties hereunder solely in the interests of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan. Each Named Fiduciary shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, in accordance with the terms of the Plan insofar as it is consistent with this standard.

         13.7 Service in Multiple Capacities. Any person may serve in more than one fiduciary capacity with respect to this Plan. Nothing in this Plan shall be construed to prevent any Named Fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary, so long as such benefit is computed and paid in accordance with the terms of this Plan as applied to all other Participants and Beneficiaries.

         13.8 Compensation of Named Fiduciaries. Any Named Fiduciary may receive reasonable compensation for services rendered on behalf of this Plan; provided that no person who renders services to this Plan who already receives full-time pay from an Employer shall receive compensation from this Plan, except for the reimbursement of expenses properly and actually incurred.

         13.9 Expenses of Administration. The Company in its discretion may assume and pay, in addition to its contributions under this Plan, such compensation to the Named Fiduciaries as may be determined, from time to time, by agreement between the Company and the Named Fiduciary and all other expenses of administration and taxes of this Plan, including the compensation of any employee or counsel employed by the Plan Administrator or the Company. All such compensation and expenses not voluntarily paid by the Company shall be paid by the Trustee out of the Trust Fund. To the extent that the Plan Administrator determines in its discretion that any such taxes, compensation or other expenses paid out of the Trust Fund are properly allocable to the Account of a particular Participant, the Plan Administrator shall charge the same against such Participant's Account, and, in all other cases, such taxes, compensation or other expenses shall be charged pro-rata against the Accounts of all Participants.

                                   ARTICLE XIV

                             THE PLAN ADMINISTRATOR

         14.1 Appointment and Tenure. The Company shall appoint a Plan Administrator to serve at the Company's discretion. The Plan Administrator shall consist of a committee of one or more members. The Company may dismiss any committee member at any time, with or without cause, upon ten days prior written notice. Any committee member may resign by delivering his written resignation to the Company. Vacancies arising by the death, resignation or removal of a committee member shall be filled by the Company. If the Company fails to act, and in any event, until the Company so acts, the remaining members of the committee may appoint an interim committee member to fill any vacancy occurring on the committee. If no person has been appointed to the committee, or if no person remains on the committee, the Company shall be deemed to be the Plan Administrator. If the Company serves as Plan Administrator, it shall designate individuals to carry out specified fiduciary responsibilities under the Plan in such manner and to such an extent that Employees and other interested parties are able to ascertain the person or persons responsible for operating the Plan.

         14.2 Meetings; Majority Rule. Any action taken at a meeting by the Plan Administrator shall be by a majority of all members of the committee. The Plan Administrator may act by vote taken in a meeting (at which a majority of members shall constitute a quorum) if all members of the committee have received at least ten days prior written notice of such meeting or have waived notice. The Plan Administrator may also act without the formality of convening a meeting with the written concurrence of a majority of the committee.

         14.3 Delegation. The Plan Administrator may delegate to each or any one of its members or to its secretary authority to sign any documents on its behalf, or to perform ministerial acts; provided that no person to whom such authority is delegated shall perform any act involving the exercise of any discretion without first obtaining the concurrence of a majority of the committee, even though the person alone may sign any document required by a third party.

         The Plan Administrator shall elect one of its members to serve as Chairman. The Chairman shall preside at all meetings of the committee or shall delegate such responsibility to another committee member. The committee shall elect one person to serve as secretary to the committee. The secretary may, but need not, be a member of the committee. Any third party may rely on any communication signed by the secretary, acting as such, as an official communication from the Plan Administrator.

         14.4 Authority and Duty of the Plan Administrator. The Plan Administrator shall have the authority and duty to administer the Plan in all its details, except the duty and power to invest and reinvest Trust assets which is assigned to the Trustee or the Investment Manager pursuant to the provisions of Article XV hereof. The authority and duty of the Plan Administrator shall include, but not be limited to, the following:

             (A)  To  establish  and  maintain  a  separate   Account  for  each
     Participant and allocate benefits thereto in accordance with Article VI hereof;

             (B) To keep accurate and detailed records of the administration of the Plan, which records shall be open to inspection by the Company at all reasonable times, and, with respect to records pertaining to his Account, open to inspection by each Participant;

             (C) To interpret the Plan provisions and to decide all questions concerning the Plan and the eligibility of any Employee to participate in the Plan;

             (D) To authorize the payment of benefits;

             (E) To establish and enforce such rules, regulations and procedures as it shall deem necessary or proper for the efficient administration of the Plan;

             (F) To furnish the reports and Plan descriptions to the Secretary of Labor and to each Participant as required by Part I of Title I of ERISA;

             (G) To delegate to any agents such duties and powers (both ministerial and discretionary) as it deems appropriate by an instrument in writing which specifies which such duties are so delegated and to whom each duty is so delegated; and

             (H) To arrange for bonding.

         14.5 Construction of the Plan. The Plan Administrator shall take such steps as it considers necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or due to an administrative error. It shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all similar circumstances uniformly.

         14.6 Engagement of Assistants and Advisors. The Plan Administrator shall have the right to hire such professional assistants and consultants as it, in its discretion, deems necessary or advisable, including, but not limited to accountants, actuaries, attorneys, clerical personnel, consultants or medical practitioners. To the extent that the costs for such assistants and advisors are not paid by the Company, they shall be paid from the Trust Fund as an expense of the Trust Fund at the direction of the committee.

         14.7 Indemnification of the Plan Administrator. To the extent not prohibited by the Code or by ERISA, the Company shall indemnify the Plan Administrator for any expenses (other than amounts paid by it in settlement to which the Employer had not consented) incurred in connection with its duties as Plan Administrator, except for matters in which it was negligent or in which it engaged in willful misconduct. The foregoing right to indemnification shall be in addition to such other rights as the Plan Administrator may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Plan Administrator may be entitled pursuant to the bylaws of the Company.

                                   ARTICLE XV

                       PROVISIONS RELATING TO THE TRUSTEE

         15.1   Control  of  Trust   Assets.   The  Trustee   shall  accept  all
contributions   made  pursuant  to  the  terms  of  this  Plan,  and  only  such contributions, and shall hold, invest and reinvest Plan assets in accordance with this Plan for the exclusive benefit of Plan Participants and their Beneficiaries. Although separate records of account shall be kept on behalf of each Participant, this in no way shall restrict the Trustee in its investment of the Trust Fund which may be administered as a single fund. The Trustee in its discretion may hold in cash such portion of the Trust Fund as shall be reasonable under the circumstances, pending investment or payment of expenses or distribution of benefits.

         To the extent that the Trust Fund is invested in a Contract pursuant to an agreement entered into between an insurance company and the Company or the Trustee for purposes of holding, investing and distributing the assets of the Trust Fund, the Trustee shall have no authority or discretion with respect to investment of assets held by the insurance company. In the event of any conflict between provisions of the Plan and the terms of any Contract issued under the Plan, the provisions of the Plan will control.

         The Trustee shall be under no duty, express or implied, to verify or determine the amount of any contribution to be made by the Employer under the Plan or to compel any payment to be made to it by an Employer. The Trustee shall, subject to the other provisions of this Plan, invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in any kind of property whatsoever, real or personal, foreign or domestic, without being restricted to property authorized by the laws of the State of Missouri for trust investment, whether or not productive of income and without regard to the proportion that such property or property of a similar character held, may bear to the entire Trust Fund.

         The Trustee is authorized to invest in such bonds, notes, debentures, mortgages, equipment trust certificates, preferred or common stocks, mutual funds, annuity policies, and ordinary life insurance policies and term life insurance policies on Participants in the Plan, as the Trustee, in the proper exercise of its fiduciary responsibilities, may deem advisable. In no event shall the total premiums paid for ordinary life insurance policies with respect to any Participant exceed fifty percent (50%) of the total Employer contributions allocated to the Participant's Account and in no event shall the total premiums paid for term life insurance policies with respect to any Participant exceed twenty-five percent (25%) of the total Employer contributions allocated to the Participant's Account. In the event the Trustee shall invest in both ordinary life insurance policies and term life insurance policies covering the same Participant, the sum of fifty percent (50%) of the total premiums paid for such ordinary life insurance and one hundred percent (100%) of the total premiums paid for such term life insurance shall not exceed twenty-five percent (25%) of the total contributions by the Employer allocated to the Participant's Account.

         15.2 Accounting. The Trustee shall adopt and employ such generally accepted accounting practices as it shall see fit. The Trustee shall keep full and complete records of its administration of the Trust Fund and the Company may examine such records at any time during business hours. The Trustee shall prepare and deliver to the Company an accounting of the administration of the Trust Fund at such times as the Company may direct but in no event less than once each year. Within 60 days after it receives the accounting, the Company may direct the Trustee to furnish such other or additional information with respect to the administration of the Trust Fund as may be deemed necessary prior to its approval thereof. If the Company has not notified the Trustee in writing of its disapproval thereof within 60 days after the delivery to the Company of any such accounting, then such accounting shall constitute an account stated between the Company and the Trustee as to all matters embraced therein with the same force and effect as though such accounting or corrected accounting had been duly approved in writing by the Company. The Company or the Trustee shall not be precluded from having its accounts judicially settled by a court of competent jurisdiction.


         15.3 Income and Expenses. The Trustee shall collect the income of the Trust. The expenses incurred by the Trustee in the performance of its duties, including fees for legal and accounting services rendered to the Trustee, shall be paid from the Trust Fund as an expense of the Trust Fund at the direction of the Plan Administrator to the extent that such expenses are not paid by the Company. All taxes of any and all kind shall constitute a charge upon the Trust Fund. All taxes of any and all kind that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund or the income thereof shall be paid from the Trust Fund.

         15.4 Indemnification of the Trustee. To the extent not prohibited by the Code or by ERISA, the Company shall indemnify the Trustee (other than a corporate Trustee) against any liability which it may incur in the exercise and performance of its powers and duties under this Plan and Trust, except for matters in which it was negligent or in which it engaged in willful misconduct.

         15.5 Advice of Employer or Counsel. If the Trustee is uncertain regarding the course that it should follow in connection with any matter relating to the Plan, it may request the Company's advice with respect thereto. The Trustee may consult with legal counsel, who may be counsel for the Company, or its own counsel, with respect to the meaning or construction of this Plan and Trust and its obligations and duties hereunder.

         15.6 Distributions from the Plan. The Trustee shall have no discretion with respect to making distributions under the Plan and shall make distributions only at such times and in such manner as the Plan Administrator directs. The Trustee shall have no responsibility to ascertain whether such directions of the Plan Administrator comply with the Plan.

         15.7 Appointment of Trustees. The Company shall select an individual or individuals or institution able to serve as Trustee.

         15.8 Resignation; Removal; Successors. Any Trustee may resign at any time by delivering to the Company a written notice of such resignation to take effect not less than 60 days after such delivery, unless the Company shall accept as adequate a shorter notice. Any Trustee may be removed by the Company by mailing a certified copy of such resolution by certified or registered mail addressed to the Trustee at the Trustee's last known address, or by delivery of said certified copy to the Trustee, in either instance the certified copy to be accompanied by a written notification that removal is to take effect on the date specified therein, unless the Trustee shall accept as adequate a shorter notice. No such removal shall become effective until the appointment by the Company and the qualification of a successor Trustee.

         Upon the resignation or removal of a Trustee, the Trustee shall have the right to a settlement of its accounts at the expense of the Company or the Trust Fund. Upon completion of such accounting and payment to the Trustee of its expenses, such Trustee shall transfer, assign, convey and deliver such Trust Fund as it may then be constituted and shall execute all documents necessary to transfer any insurance contracts and rights under them, and shall thereupon be discharged from further accountability for the Trust Fund. The Company covenants that it will forthwith appoint a successor Trustee in case of resignation or removal of a Trustee.

         Any successor Trustee shall qualify as such by executing, acknowledging and delivering to the Company an instrument accepting such appointment hereunder on a form acceptable to the Company, and thereupon such successor Trustee shall become vested with all title, rights, powers, discretion, duties and obligations of its predecessor Trustee with the same effect as if originally named as Trustee herein except that no successor Trustee shall be liable for the acts or omissions of any other Trustee.

         15.9 Powers of Trustee. Subject to other provisions of this Plan and Trust, the Trustee is authorized and empowered to hold, manage, improve, repair and control all property, real or personal at any time forming part of the Trust Fund; to sell, convey, transfer, exchange, partition, lease for any term, even though extending beyond the duration of this Trust Fund, and otherwise dispose of the same from time to time in such manner, for such consideration and upon such terms and conditions as the Trustee shall determine; to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted; to employ such agents and counsel as may be reasonably necessary in managing and protecting the Trust Fund and to pay them reasonable compensation; to settle, compromise, adjust or abandon all claims and demands in favor of or against the Trust Fund; to vote any corporate stock either in person or by proxy for any purpose; to exercise any conversion privilege or subscription rights given to the Trustee as the owner of any security forming a part of the Trust Fund; to consent to take any action in connection with and to receive and retain any securities resulting from any reorganization, consolidation, merger, readjustment of the financial structure or sale of the assets of any corporation or other organization, the securities of which may constitute a portion of the Trust Fund; to cause any securities or other property which may at any time form a part of the Trust Fund to be issued, held or registered in the name of its nominee, or in such form that title will pass by delivery; to borrow from anyone except any party in interest, including the Employer, such sum or sums, at any time and from time to time, as the Trustee may consider necessary and desirable and for the best interests of the Trust Fund and for that purpose to mortgage or pledge all or any part of the Trust Fund; to pay any estate, inheritance, income or other tax charge or assessment which the Trustee shall be required to pay out of the Trust Fund for the Account of any Participant or Beneficiary whose interest hereunder may be liable for such tax; and, in addition to the enumerated powers herein, to do all other acts in the Trustee's judgment necessary or desirable for the proper administration of the Trust Fund.

         In addition to the foregoing the Trustee shall have all of the powers granted to Trustees under section 456.520, of the Revised Statutes of Missouri.

         15.10 Investment Manager.

             (A) The Company may direct, by written notice, the segregation of any portion or portions of the Trust Fund in a separate investment account or investment accounts and, in such event, may appoint an Investment Manager to direct the investment and reinvestment of any such investment account pursuant to this Article XV.

             (B) Any such Investment Manager shall either (1) be registered as an investment advisor under the Investment Advisers Act of 1940; (2) be a bank, as defined in that Act; or (3) be an insurance company qualified to perform investment management services under the laws of more than one state. If investment of the Trust Fund is to be directed in whole or in part by an Investment Manager, the Employer shall deliver to the Trustee a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of such appointment, an acknowledgement by the Investment Manager that it is a fiduciary of the Plan, and a certificate evidencing the Investment Manager's current registration under said Act.

             (C) The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund, or such portion thereof as shall be under management by the Investment Manager and shall exercise the powers set forth in this Article XVI as directed by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment or the exercise or nonexercise of the powers in this Article. The Trustee shall have no liability or responsibility for acting pursuant to the direction of, or failing to act in the absence of any direction from the Investment Manager, unless the Trustee knows that by such action or failure to act it would be itself committing or participating in a breach of fiduciary duty by the Investment Manager. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee by reason of its acting or not acting when such acts are pursuant to any direction from the Investment Manager or when such failing to act is in the absence of any such direction, except where the Trustee knows that by such action or failure to act it is itself committing or participating in a breach of fiduciary duty by the Investment Manager.

             (D) The Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Investment Manager by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

             (E) In the event that an Investment Manager should resign or be removed by the Trustee, the Trustee shall manage the investment of the Trust Fund pursuant to this Article XVI unless and until the Employer shall appoint another Investment Manager with respect thereto as provided in this Article.

             (F) The accounts, books and records of the Trustee shall reflect the segregation, pursuant to the provisions of this Article, of any portion or portions of the Trust Fund in a separate investment account or accounts.

         15.11 Powers of Corporate Trustee. In the event a bank or similar financial institution is serving as Trustee, the Trustee may invest all or substantially all of the money of the Trust Fund in one or more collective investment of assets of employee benefit plans, and at such time and so long as any assets of the Trust Fund are invested through the medium of such collective trust fund the declaration of trust establishing the collective trust fund shall be adopted as a part of this Plan. Assets of the Trust Fund so added to any such collective trust fund and the earnings and increment thereto shall be subject to all the provisions of such declaration of trust as it may be amended from time to time. The Trustee may from time to time determine how much of the assets of the Trust Fund shall be invested in any one or more of such collective investment funds. The Trustee also may make deposits with a bank (or other financial institution), which bank may be the Trustee or affiliated with the Trustee.

         15.12 Bond. The Trustee shall arrange for such bonding as is required by law, but no bonding in excess of the amount required by law shall be considered required by this Plan.

                                   ARTICLE XVI

                       AMENDMENT, TERMINATION, MERGERS AND
                            CONSOLIDATION OF THE PLAN

           16.1 Amendment. The Company reserves the right at any time and from time to time to modify or amend the Plan in whole or in part by delivering to the Trustee an executed copy of the modifying provisions or amendments to the Plan; provided that no such modification or amendment shall operate to modify, amend or diminish any rights of Participants accrued to the date of such modification or amendment, and, further, that no amendment shall increase or materially change the duties of the Trustee without the specific agreement of the Trustee.

           16.2 Termination. The Company reserves the right at any time to terminate the Plan in whole or in part by delivering to the Trustee a copy of the notice of termination. All rights shall vest as of the effective date of the termination or a complete discontinuance of contributions by the Employers, and there shall be no forfeitures thereafter. In the event of a partial termination, all rights to benefits with respect to which the Plan terminated shall be fully vested and nonforfeitable as of the date of such partial termination.

           16.3 Mergers and Consolidations of Plans. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in this Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer if the other plan then terminated that is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation, or transfer if this Plan had then been terminated.

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

           17.1 Anti-Assignation. The payments, benefits or interest provided for under this Plan shall not be subject to any claim of any creditor of any Participant in law or in equity and shall not be subject to attachment, garnishment, execution or other legal process by any such creditor; nor shall the Participant have any right to assign, transfer, encumber, anticipate or otherwise dispose of any such payments, benefits or interest.

           Notwithstanding anything in this Section 17.1 to the contrary, the Plan Administrator may:

             (A) Comply with a "qualified domestic relations order," as defined in section 414(p) of the Code, to the extent it does not alter the amount or form of benefit specified under the Plan except as required by law; and

             (B) Surrender to the government of the United States of America any portion of the Trust Fund which is subject to a federal tax levy made pursuant to section 6331 of the Code.

           If any portion of the Trust Fund which is attributable to the benefits, rights or interest of any Participant is transferred to any other entity pursuant to subsection (A) or (B) to satisfy a debt or other obligation of such Participant, the amount credited to the account of such Participant shall be reduced by the amount so transferred.

           17.2 No Contract of Employment. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefit shall be construed as giving any Participant or Employee, or any person whomsoever, the right to be retained in the service of an Employer, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

         17.3 Actions by a Corporation. Whenever under the terms of this Plan a corporation is permitted or required to take some action, such action may be taken by any officer of the corporation who has been duly authorized by the Board of Directors of such corporation.

         17.4 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         17.5 Heirs, Assigns and Personal Representatives. This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

         17.6 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

         17.7 Gender and Number. Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice versa.

         17.8 Rules of Construction. The terms and provisions of this Plan shall be construed according to the principles and in the priority as follows: first, in accordance with the meaning under, and which will bring the Plan into conformity with the Code and with ERISA; and, secondly, in accordance with the laws of the State of Missouri. The Plan shall be deemed to contain the provisions necessary to comply with such laws.

         17.9 Title to Assets. No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Participant or out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made from the assets of the Trust Fund, and neither the Employer nor any other person shall be liable therefor in any manner.

         17.10 Payments to Legal Incompetents. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of executing a receipt therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Trustee, the Plan Administrator, the Employer and all other persons with respect thereto.

         17.11 Address for Notification. Each Participant and each Beneficiary of a deceased Participant must file with the Plan Administrator from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Plan Administrator, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         17.12 Reliance on Data. An Employer, the Trustee and the Plan Administrator (if other than the Employer), shall have the right to rely on the veracity and accuracy of any data provided by the Participant or by any Beneficiary, including representations as to age, health and marital status. Such representations are binding upon any party seeking to claim a benefit through a Participant, and the Employer, the Trustee and the Plan Administrator are all absolved completely from inquiring into the accuracy or veracity of any representation made at any time by a Participant or Beneficiary.

         17.13 Lost Payees. In the event the amount credited to the Account of a Participant remains unclaimed for more than seven years after such amount became distributable, and the Plan Administrator is unable to locate such Participant (or his Beneficiary), the Plan Administrator may, with the consent of the Employer, direct such amount to be allocated to the Accounts of the remaining Participants employed as of such date in accordance with Section 6.6 hereof; provided that, if such Participant (or his Beneficiary) subsequently claims such amounts, the Employer shall contribute an amount to the Plan which will cause the balance of such Participant's Account to equal the amount which would have been credited to such Account as of such date if such amounts had never been reallocated pursuant to this Section 17.13.

         17.14 Adoption of Plan by an Affiliate. With the consent of the Company, any Affiliate legally eligible to do so may adopt this Plan and thereby become an Employer and become bound as an Employer by all of the terms of the Plan as herein provided with respect to such of its Employees who are eligible to participate in this Plan. Any such Affiliate may adopt the Plan by executing and filing with the Company an adoption agreement, or the Affiliate will be deemed to have consented by making contributions to the Plan.

                                  ARTICLE XVIII

                              TOP HEAVY PROVISIONS

         18.1 Applicability. Notwithstanding anything to the contrary contained in this Plan, the provisions of this Article XVIII shall govern the administration of the Plan during any Plan Year following a Determination Date as to which it is determined that the Required Aggregation Group is a Top Heavy Group (or if this is the only qualified plan maintained by the Employer, that the Plan is a Top Heavy Plan). Notwithstanding the preceding sentence, in the event this Plan contains:

             (A) A single benefit structure that satisfies the requirements of sections 416(b) and (c) of the Code for each Plan Year; and

             (B) A vesting schedule at least as favorable as the statutory schedules of section 416(b)(1) of the Code,

the Plan need not operate in accordance with the provisions of this Article XVIII, if it is deemed to be a Top Heavy Plan.

         18.2 Definitions. The following definitions shall apply for purposes of this Article XVIII:

             (A) Annual  Compensation  - shall mean  compensation  as defined in section 415(c)(3) of the Code, but including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

             (B) Determination Date - shall mean the last day of the preceding Plan Year.

             (C) Key Employee - shall mean an Employee, former Employee or Employee's Beneficiary who, at any time during the Plan Year or any of the four preceding Plan Years, is:

                  (1) An officer of the Employer having Annual Compensation greater than fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year;

                  (2) One of the ten Employees having Annual Compensation from the Employer of more than the limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) one of the largest interests in the Employer;

                  (3) A five percent (5%) owner of the Employer; or

                  (4) A one percent (1%) owner of the Employer having an Annual Compensation from the Employer of more than $150,000;

                      as defined in accordance with section 416 (i)(1) of the Code.

             (D) Non-Key Employee - shall mean any Employee who is not a Key Employee.

             (E)  Permissive   Aggregation  Group  -  shall  mean  the  Required
     Aggregation Group of plans and any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

             (F) Required Aggregation Group - shall mean: (1) each qualified plan of the Employer in which a Key Employee is or was a Participant (including this Plan); and (2) each other qualified plan of the Employer which enables any qualified plan described in clause (1) to meet the requirements of section 401(a)(4) or 410 of the Code.

             (G) Top Heavy Plan - shall mean the Plan if any of the following conditions exists:

                  (1) If the Top Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                  (2) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the group of plans exceeds sixty percent (60%).

                  (3) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

              (H) Top Heavy Ratio - shall mean:

                  (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five year period ending on the Determination Date(s) has or has had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

                  (2) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five year period ending on the Determination Date(s) has or has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with clause (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with clause (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five year period ending on the Determination Date.

                  (3) For purposes of clauses (1) and (2) above the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant (a) who is not a Key Employee but who was a Key Employee in a prior year, or (b) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five year period ending on the Determination Date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is not such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

             (I) Valuation Date - shall mean the Determination Date.

           18.3 Contributions. For any Plan Year for which the provisions of this Article XVIII are in effect, the Employer shall contribute on behalf of each Participant who is a Non-Key Employee and who is employed on the Anniversary Date (whether or not the Non-Key Employee completed 1,000 Hours of Service during the Plan Year) an amount equal to the lesser of:

             (A) Three percent (3%) of such Participant's Covered Compensation during the Plan Year (five percent (5%) of such Participant's Covered Compensation if the Employer maintains a defined benefit pension plan during the Plan Year and such defined benefit pension plan does not provide a minimum benefit); and

             (B) The highest percentage of Covered Compensation allocated to the Account of a Key Employee for that year.

Such contributions shall be allocated before any forfeitures are otherwise allocated in accordance with Section 6.6 hereof.

           18.4 Adjustments to Section 415 Limits. For any Plan Year for which the provisions of this Article XVIII are in effect, paragraphs 2(B) and (3)(B) of section 415(e) of the Code shall be applied by substituting "1.0" for "1.25" unless: (1) Section 18.3 shall be applied by substituting "four percent (4%)" for "three percent (3%)"; and (2) the aggregate value of the Accounts of Key Employees does not exceed ninety percent (90%) of the aggregate value of the Accounts of all Participants under the Plan.

           18.5 Vesting.  During any Plan Year for which the  provisions of this
Article XVIII are in effect, a Participant shall be vested in his Employer Contribution Account (including amounts contributed thereto for the Plan Year during which the provisions of this Article XVIII are not in effect) according to the following schedule:

           Years of Service                                 Vested Percentage
           ----------------                                 -----------------
             less than 2                                              0%
                     2                                               20%
                     3                                               40%
                     4                                               60%
                     5                                               80%
                     6                                              100%

           18.6 Subsequent Amendment of Provisions. In the event that it should be determined by statute or ruling by the Internal Revenue Service that the provisions of this Article XVIII are no longer necessary to qualify the Plan under the Code, this Article shall be ineffective without amendment to the Plan.

           IN WITNESS WHEREOF, Leonard's Metal, Inc., as the Company, has adopted the foregoing amendment as of the ____ day of ________________, 1994.

                                       LEONARD'S METAL, INC.


                                       By:
                                       Title:

ATTEST:


Secretary

           The undersigned, as Trustee of the Leonard's Metal, Inc. Profit Sharing and Savings Plan and Trust hereby acknowledge receipt of the foregoing instrument as of the _____ day of , 1994 and agree to serve as Trustees thereunder.


                                         THE GUARANTY TRUST COMPANY
                                         OF MISSOURI, TRUSTEE


                                         By:
                                         President


ATTEST:



Secretary

                  FIRST AMENDMENT TO THE LEONARD'S METAL, INC.
                   PROFIT SHARING AND SAVINGS PLAN AND TRUST,
                             AS AMENDED AND RESTATED

         WHEREAS, Leonard's Metal, Inc. (formerly known as Leonard's Metal Forming Company) (the "Employer") adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees; and

         WHEREAS, the Plan was most recently amended and restated effective as of January 1, 1989 (the "Restated Plan"); and WHEREAS, pursuant to the provisions of Section 16.1 of the Restated Plan, the Employer reserved the right to again amend the Plan, in whole or in part, at any time and from time to time.

         NOW THEREFORE, in exercise of the power provided for in Section 16.1 of the Restated Plan, the Employer hereby amends the Restated Plan effective as of the dates set forth herein, in the following respects:

         1. By adding the following sentence to Section 2.11 of Article II of the Restated Plan (on page 3 of the Restated Plan): "Commencing May 2, 1994 the term "Company" shall also mean LMI FINISHING, INC."

         2. By adding the following language to Section 2.22 of Article II of the Restated Plan (on page 4 of the Restated Plan): "LMI Finishing, Inc. adopted this Plan effective May 2, 1994."

         3. By adding the following language to Section 10.9 of the Restated Plan (on Page 35 of the Restated Plan): "If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)9-11(c) of the Income Tax Regulations is given, provided that:

             (A) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

             (B) the Participant, after reciving the notice, affirmatively elects a distribution."

         4. Except as expressly set forth in this First Amendment to the Restated Plan, all other provisions of the Restated Plan shall remain in full force and effect as originally written. IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed this 21st day of December, 1994.

                                         LEONARD'S METAL, INC.



                                         By:
                                         Title:
Attest:


                                         LMI FINISHING, INC.


                                         By:
                                         Title:
Attest:

                  SECOND AMENDMENT TO THE LEONARD'S METAL, INC.
                    PROFIT SHARING AND SAVINGS PLAN AND TRUST

         WHEREAS, Leonard's Metal, Inc. (the "Employer") adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees; and

         WHEREAS,  the Plan was most recently amended and restated  effective as
of  January  1,  1989  and  thereafter   amended  effective  December  21,  1994
(collectively the "Plan"); and

         WHEREAS, pursuant to the provisions of Section 16.1 of the Restated Plan, the Employer reserved the right to again amend the Plan, in whole or in part, at any time and from time to time.

         NOW THEREFORE, in exercise of the power provided for in Section 16.1 of the Restated Plan, the Employer hereby amends the Restated Plan effective as of the dates set forth herein, in the following respects:

         1. By adding the following paragraph to Article XV of the Plan which shall henceforth be read as Section 15.13 of Article XV of the Plan:

                  15.13 Fiduciary Responsibility with Respect to Qualifying Employer Securities. Anything to the contrary contained herein notwithstanding, the Trustee shall act with respect to qualifying employer securities (within the meaning of section 407(d)(5) of ERISA) as directed by the Plan Administrator from time to time and upon such terms and conditions as the Plan Administrator shall direct, including but not limited to decisions with respect to the purchase, sale, retention, distribution, and voting of qualifying employer securities. The duties of the Trustee with respect to qualifying employer securities shall be limited to effecting the direction of the Plan Administrator with all discretionary and fiduciary responsibility being hereby allocated to the Plan Administrator.

         2. Except as expressly set forth in this Second Amendment to the Plan, all other provisions of the Plan shall remain in full force and effect as heretofore amended.

         IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed this 7th day of November 1996.

                                       LEONARD'S METAL, INC.



                                       By:
                                       Title:


         The  undersigned   Trustee   acknowledges  and  accepts  the  foregoing
amendment.

                                       THE GUARANTY TRUST COMPANY OF
                                       MISSOURI


                                       By:
                                       Title:


Dated:                             , 1996

                  THIRD AMENDMENT TO THE LEONARD'S METAL, INC.
                    PROFIT SHARING AND SAVINGS PLAN AND TRUST

         WHEREAS, Leonard's Metal, Inc. (the "Employer") adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees; and

         WHEREAS, the Plan was most recently amended and restated effective as of January 1, 1989 and most recently amended November 7, 1996 (collectively the "Plan"); and

         WHEREAS, pursuant to the provisions of Section 16.1 of the Restated Plan, the Employer reserved the right to again amend the Plan, in whole or in part, at any time and from time to time.

         NOW THEREFORE, in exercise of the power provided for in Section 16.1 of the Restated Plan, the Employer hereby amends the Restated Plan effective as January 1, 1997 (except as specifically provided herein) in the following respects:

         I. By  adding  the  following  sentence  at the end of  Section  4.8 of
Article IV of the Plan, effective January 1, 1996:

         In the event that the Plan Administrator has reduced the amount of Cash or Deferred Contributions which any Eligible Employee in the HC Group may contribute for the Plan Year and later determines that such reduction was not necessary either in whole or in part, the Plan Administrator shall allow such Eligible Employee to resume Cash or Deferred Contributions; provided, however, in no event shall the aggregate amount of Cash or Deferred Contributions for such Eligible Employee for the Plan Year exceed the total amount which the Eligible Employee would have contributed if the election of such Eligible Employee in effect at the time of such reduction had remained in effect for the entire Plan Year.


         2. By  adding  the  following  sentence  at the end of  Section  7.8 of
         Article VII of the Plan: Notwithstanding the foregoing, no Participant may invest in employer securities unless such Participant has met the eligibility requirements set forth in Article III hereof.


         3. By deleting the last sentence of Section 9.2 of Article IX of the Plan and inserting in lieu thereof the following:

         The minimum amount which may be borrowed by a Participant is $1,000.

         4. By deleting Section 15.13 of Article XV of the Plan and inserting in lieu thereof the following which shall henceforth be read as Section 15.13 of
Article XV of the Plan:

                  15.13 Fiduciary Responsibility with Respect to Plan Investments. Anything to the contrary contained herein notwithstanding, the Trustee shall act with respect to plan investments as directed by the Plan Administrator from time to time and upon such terms and conditions as the Plan Administrator shall direct, including but not limited to decisions with respect to the investment alternatives, purchase, sale, retention, distribution, and voting of plan investments. The duties of the Trustee with respect to plan investments shall be limited to effecting the direction of the Plan Administrator with all discretionary and fiduciary responsibility with respect to plan investments being hereby allocated to the Plan Administrator.


         5. Except as expressly set forth in this Third Amendment to the Plan, all other provisions of the Plan shall remain in full force and effect as heretofore amended.

         IN WITNESS WHEREOF, the Employer has caused this Third Amendment to be executed this 30th day of December 1996.

                                        LEONARD'S METAL, INC.



                                        By:
                                        Title:


         The  undersigned   Trustee   acknowledges  and  accepts  the  foregoing
amendment:


                                         THE GUARANTY TRUST COMPANY OF MISSOURI


                                         By:
                                         Title:


Dated:  _____________________, 1997

                 FOURTH AMENDMENT TO THE LEONARD'S METAL, INC.
                    PROFIT SHARING AND SAVINGS PLAN AND TRUST


         WHEREAS, Leonard's Metal, Inc. (the "Employer") adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees; and

         WHEREAS, the Plan was most recently amended and restated effective as of January 1, 1989 and most recently amended December 30, 1996 (collectively the "Plan"); and

         WHEREAS, pursuant to the provisions of Section 16.1 of the Restated Plan, the Employer reserved the right to again amend the Plan, in whole or in part, at any time and from time to time.

         NOW THEREFORE, in exercise of the power provided for in Section 16.1 of the Restated Plan, the Employer hereby amends the Plan effective as April 1, 1997 (except as specifically provided herein) in the following respects:

         I. Article X of the Plan is hereby amended by adding the following section thereto which shall henceforth be read as Section 10.10 of the Plan:

                  10.10 Distributions to Alternate Payees. When an alternate payee acquires a right to a benefit under the Plan by reason of a qualified domestic relations order (as defined in Section 414(p) of the Code), not later than 60 days after the entry of such qualified domestic relations order, such alternate payee may elect to take a distribution of his or her entire benefit under the Plan in a single sum at the value determined as of the most recent Valuation Date. If the alternate payee fails to elect to receive an immediate distribution of the benefit of such alternate payee, distribution will be deferred until the earlier of the date on which the Participant (with respect to whom the qualified domestic relations order applies) is entitled to a distribution under the Plan or the earliest date on which such Participant could begin receiving benefits under the Plan if such Participant had separated from service. Upon receipt of such request the Trustee shall make such distribution as soon as administratively feasible. Notwithstanding the foregoing, in the event that the present value of the interest of the alternate payee is less than $3,500 as of the date of the entry of the qualified domestic relations order, the Trustee shall immediately upon receipt of such order distribute the benefit of the alternate payee in a single sum.


         2. Except as expressly set forth in this Fourth Amendment to the Plan, all other provisions of the Plan shall remain in full force and effect as heretofore amended.

         IN WITNESS WHEREOF, the Employer has caused this Fourth Amendment to be executed this 5th day of May, 1997.

                                       LEONARD'S METAL, INC.



                                       By:
                                       Title:


         The  undersigned   Trustee   acknowledges  and  accepts  the  foregoing
amendment:


                                         THE GUARANTY TRUST COMPANY OF MISSOURI


                                         By:
                                         Title:


Dated:  _____________________, 1997

                  FIFTH AMENDMENT TO THE LEONARD'S METAL, INC.
                    PROFIT SHARING AND SAVINGS PLAN AND TRUST


         WHEREAS, Leonard's Metal, Inc. (the "Employer") adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees; and

         WHEREAS, the Plan was most recently amended and restated effective as of January 1, 1989 and most recently amended May 5, 1997 (collectively the "Plan"); and

         WHEREAS, pursuant to the provisions of Section 16.1 of the Plan, the Employer reserved the right to again amend the Plan, in whole or in part, at any time and from time to time.

         NOW THEREFORE, in exercise of the power provided for in Section 16.1 of the Plan, the Employer hereby amends the Plan effective as January 1, 1998 in the following respects:

         I. Section 6.5 of Article VI of the Plan is hereby amended by deleting said section and inserting the following in lieu thereof, which shall henceforth be read as Section 6.5 of the Plan:

                  6.5 Allocation of Profit Sharing Contributions and Forfeitures. As of each Anniversary Date, the Plan Administrator shall allocate to the Employer Contribution Account of each Active Participant that portion of the Profit Sharing Contribution and that portion of the forfeitures for the Plan Year ending on the Anniversary Date equal to a fraction of the sum of the Profit Sharing Contribution and the forfeitures for the Plan Year, the numerator of which is one and the denominator of which is the number of Active Participants for the Plan Year.

         2. Article X of the Plan is hereby amended by adding the following section thereto which shall henceforth be read as Section 10.11 of the Plan:

                  10.11 Senior  Employee  Withdrawal  Option.  A Participant who
         attains 59 1/2 years of age while in the employ of an Employer may withdraw, upon written notice delivered to the Plan Administrator, all or any portion of the amounts then allocated to those such Participant's Account; provided, however, neither the portion of the Participant's Account which is invested in employer securities nor the portion of the Account which is security for a Participant loan shall be available for withdrawal under this section. Not more than one withdrawal under this section shall be permitted during any plan year.

         3. Except as expressly set forth in this Fifth Amendment to the Plan, all other provisions of the Plan shall remain in full force and effect as heretofore amended.

         IN WITNESS WHEREOF, the Employer has caused this Fifth Amendment to be executed this 2nd day of March, 1998.

                                     LEONARD'S METAL, INC.


                                     By:

                                     Title:




         The  undersigned   Trustee   acknowledges  and  accepts  the  foregoing
amendment:


                                      THE GUARANTY TRUST COMPANY OF MISSOURI


                                      By:

                                      Title:


Dated:  _____________________, 1998

                  SIXTH AMENDMENT TO THE LEONARD'S METAL, INC.
                   PROFIT SHARING AND SAVINGS PLAN AND TRUST,
                             AS AMENDED AND RESTATED

         WHEREAS, LMI Aerospace, Inc. (formerly known as Leonard's Metal, Inc.) (the "Company") adopted the Leonard's Metal Forming Company Employee's Profit Sharing Plan and Trust (the "Plan") effective as of July 1, 1953, and the Plan has been amended several times since then in order to maintain its qualified status and benefit eligible employees; and

         WHEREAS, the Plan was most recently amended and restated effective as of January1, 1989 and most recently amended as of January 1, 1998; (the "Restated Plan"); and

         WHEREAS, pursuant to the provisions of Section 16.1 of the Restated Plan, the Employer reserved the right to again amend the Plan, in whole or in part, at any time and from time to time.

         NOW, THEREFORE, in exercise of the power provided for in Section 16.1 of the Restated Plan, the Employer (as that term is defined in the Plan) hereby amends the restated Plan effective as of April 16, 1998 in the following respects:

         1. By deleting in its entirety Section 2.11 of Article II of the Restated Plan (on page 3 of the Restated Plan) and substituting in lieu thereof the following language which shall henceforth be read as Section 2.11 of Article II of the Restated Plan:

                  "2.11    Company - shall mean LMI Aerospace, Inc."

         2. By deleting in its entirety Section 2.22 of Article II of the Restated Plan (on page 4 of the Restated Plan) and substituting in lieu thereof the following language which shall henceforth be read as Section 2.22 of Article II of the Restated Plan:

                  "2.22 Employer - shall mean LMI Aerospace, Inc., Leonard's Metal, Inc., LMI Finishing, Inc. and any other business entity that adopts this Plan."

         3. By deleting in its entirety Section 2.36 of Article II of the Restated Plan (on page 8 of the Restated Plan) and substituting in lieu thereof the following which shall henceforth be read as Section 2.36 of the Plan:

                  "2.36 Plan - shall mean the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust, as set forth herein."

         4. Except as expressly set forth in this Sixth Amendment to the Restated Plan, all other provisions of the Restated Plan shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the Employer has caused this Sixth Amendment to be executed this 11th day of May, 1998.

                                       LMI AEROSPACE, INC.


                                       By: ______________________________
                                       Title: ____________________________
Attest:

-------------------
                                       LEONARD'S METAL, INC.


                                       By: _______________________________
                                       Title: _____________________________

Attest:

-------------------
                                       LMI FINISHING, INC.


                                       By: _______________________________
                                       Title: ____________________________
Attest:

------------------------